                                                                    Exhibit 99.2

                              FINANCIAL STATEMENTS
LUCASVARITY plc

             The following consolidated financial statements, together with the report of KPMG Audit Plc, chartered accountants, independent auditor, on the consolidated financial statements for the years ended January 31, 1999 and January 31, 1998, and the reports of Ernst & Young and KPMG Audit Plc, independent auditors, on the consolidated financial statements at January 31, 1997 and for the six months then ended and the report of Ernst & Young, independent auditors, on the consolidated financial statements for the year ended July 31, 1996, are filed as part of this report:

                                                                         Page
                                                                         ----

Reports of Independent Auditors........................................  C-2

Consolidated Statements of Income for the years ended January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996...............................................  C-5

Statements of Total Recognised Gains and Losses for the years ended
     January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996..................................  C-6

Consolidated Balance Sheets at January 31, 1999 and January 31, 1998...  C-7

Consolidated Statements of Cash Flows for the years ended January 31,
     1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996..........................................  C-8

Consolidated Statements of Changes in Shareholders' Equity for the
     years ended January 31, 1999 and 1998, the six months ended
     January 31, 1997 and the year ended July 31, 1996.................  C-9

Notes to the Financial Statements......................................  C-12

Schedule for the years ended January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996

Schedule II - Valuation and Qualifying Accounts........................  C-82

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                        REPORT OF THE INDEPENDENT AUDITOR



To THE BOARD OF DIRECTORS
LucasVarity plc

         We have audited the accompanying consolidated balance sheets of LucasVarity plc as of January 31, 1999 and 1998, and the related consolidated statements of income, total recognised gains and losses, changes in shareholders' equity and cash flows for the years then ended. Our audit also included the financial statement schedule listed in the Index to Exhibit 99.2. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit.

         We conducted our audits in accordance with United Kingdom auditing standards which are substantially equivalent to United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of LucasVarity plc at January 31, 1999 and 1998, and the consolidated results of its operations and its consolidated cash flows for the years then ended in conformity with accounting principles generally accepted in the United Kingdom which differ in certain significant respects from those followed in the United States (see Note 31 of Notes to the Financial Statements). Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                                          KPMG Audit Plc
                                                          Chartered Accountants
                                                          Registered Auditor

London, England
May 14, 1999

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                         REPORT OF INDEPENDENT AUDITORS

To THE BOARD OF DIRECTORS
LucasVarity plc

         We have audited the accompanying consolidated statements of income, total recognised gains and losses, changes in shareholders' equity and cash flows of LucasVarity plc for the six months ended January 31, 1997. Our audit also included the financial statement schedule listed in the Index to Exhibit
99.2. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audit.

         We conducted our audit in accordance with United Kingdom auditing standards which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated results of operations and consolidated cash flows of LucasVarity plc for the six months ended January 31, 1997 in conformity with accounting principles generally accepted in the United Kingdom which differ in certain respects from those followed in the United States (see Note 31 of Notes to the Financial Statements). Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

       ERNST & YOUNG                  KPMG Audit Plc
                                      Chartered Accountants
                                      Registered Auditor

London, England
April 15, 1997, except for Note 2-Accounting Policies, Prior period financial information, as to which the date is May 14, 1999.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                          REPORT OF INDEPENDENT AUDITOR



To THE BOARD OF DIRECTORS


LucasVarity plc

         We have audited the accompanying consolidated statements of income, total recognised gains and losses, changes in shareholders' equity and cash flows of LucasVarity plc for the year ended July 31, 1996. Our audit also included the financial statement schedule listed in the Index to Exhibit 99.2. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audit.

         We conducted our audit in accordance with United Kingdom auditing standards which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated results of operations and consolidated cash flows of LucasVarity plc for the year ended July 31, 1996 in conformity with accounting principles generally accepted in the United Kingdom which differ in certain respects from those followed in the United States (see Note 31 of Notes to the Financial Statements). Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

                                                         ERNST & YOUNG

Birmingham, England
October 8, 1996, except for Note 2-Accounting Policies, Prior period financial information, as to which the date is May 14, 1999.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME


                                                      YEAR ENDED JANUARY 31, 1999
                                                 --------------------------------              SIX MONTHS
                                                    BEFORE                       YEAR ENDED      ENDED     YEAR ENDED
                                                 EXCEPTIONAL EXCEPTIONAL         JANUARY 31    JANUARY 31   JULY 31
                                                    ITEMS       ITEMS     TOTAL      1998         1997        1996
                                                 ----------- ----------- ------- ------------- ----------  -----------
                                                                           ((POUND) MILLION)
SALES
Continuing operations ..........................    4,270        --        4,270     4,018         1,841     2,989
Discontinued operations ........................       42        --           42       663           309        --
                                                    -----       ---        -----     -----        ------     -----
Total sales-- (Note 3) .........................    4,312        --        4,312     4,681         2,150     2,989
                                                    -----       ---        -----     -----        ------     -----
Costs and overheads less other income
   -- (Note 4) .................................   (3,941)      (27)      (3,968)   (4,300)       (2,031)   (2,762)
Restructuring charge--(Note 5) .................       --        --           --        --          (250)       --
Profit on disposal of current asset
  investment--(Note 5) .........................       --        --           --        13            --        --
                                                    -----       ---        -----     -----        ------     -----
                                                   (3,941)      (27)      (3,968)   (4,287)       (2,281)   (2,762)
                                                    -----       ---        -----     -----        ------     -----
Surplus/(deficit) on trading ...................      371       (27)         344       394          (131)      227
Share of profits less losses of associated
  undertakings .................................        4        --            4         7             3         6
                                                    -----       ---        -----     -----        ------     -----

OPERATING PROFIT
Continuing operations ..........................      377       (27)         350       342          (148)      233
Discontinued operations ........................       (2)       --           (2)       59            20        --
                                                    -----       ---        -----     -----        ------     -----
Total operating profit/(loss)--(Note 3) ........      375       (27)         348       401          (128)      233
Profit/(loss) on sales and closures of
  businesses ...................................       --       224          224       (25)           --       (12)
(Loss)/profit on disposals of fixed assets .....       --        (2)          (2)       (1)           (4)        1
                                                    -----       ---        -----     -----        ------     -----
Income/(loss) before interest ..................      375       195          570       375          (132)      222
Interest payable less receivable-- (Note 6).....      (30)       (7)         (37)      (59)          (25)      (42)
                                                    -----       ---        -----     -----        ------     -----
Income/(loss) before taxation ..................      345       188          533       316          (157)      180
Taxation--(Note 7) .............................     (105)     (154)        (259)      (96)          (41)      (63)
                                                    -----       ---        -----     -----        ------     -----
Income/(loss) after taxation ...................      240        34          274       220          (198)      117
Minority interests .............................      (13)       --          (13)      (11)           (4)      (11)
                                                    -----       ---        -----     -----        ------     -----
Net income/(loss)(i) ...........................      227        34          261       209          (202)      106
Dividends--(Note 8) ............................                             (35)      (63)          (32)      (62)
                                                                           -----     -----        ------     -----
Amount transferred to/(from) retained
  earnings .....................................                             226       146          (234)       44
                                                                           -----     -----        ------     -----
Earnings per share--(Note 9) ...................                            18.5p     14.7p        (15.2)p    12.1p
Earnings per share before exceptional
  items--(Note 9) ..............................                            16.1p     16.0p          3.9p     13.4p
Diluted earnings per share-- (Note 9) ..........                            18.3p     14.6p        (15.2)p    11.9p
                                                                           =====     =====        ======     =====


-----------

(i) A summary of the significant adjustments to net income/(loss) that would be required if United States generally accepted accounting principles had been applied instead of those generally accepted in the United Kingdom is set forth in Note 31 of the Notes to the Financial Statements.



       The Notes to the Financial Statements are an integral part of these financial statements.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                 STATEMENTS OF TOTAL RECOGNISED GAINS AND LOSSES


                                                                                               SIX MONTHS
                                                                       YEAR ENDED  YEAR ENDED     ENDED     YEAR ENDED
                                                                       JANUARY 31  JANUARY 31   JANUARY 31    JULY 31
                                                                         1999         1998         1997        1996
                                                                       ----------  ----------  -----------  ----------
                                                                                     ((POUND) MILLION)
Net income/(loss) ...................................................    261          209         (202)         106
Unrealised surplus on revaluation of properties .....................     --           --            1            4
Currency translation differences on foreign currency net investments      11          (55)         (49)         (19)
                                                                         ---          ---         ----           --
  Total gains and losses recognised in the period ...................    272          154         (250)          91
                                                                         ===          ===         ====           ==



       The Notes to the Financial Statements are an integral part of these financial statements.

                     LUCASVARITY PLC AND SUBSIDARY COMPANIES

                           CONSOLIDATED BALANCE SHEETS


                                                                                 JANUARY 31        JANUARY 31
                                                                                    1999              1998
                                                                                 ----------        ----------
                                                                                      ((POUND) MILLION)
                                                     ASSETS
CURRENT ASSETS
Cash--(Note 16)............................................................           646               155
Receivables--(Note 10).....................................................           790               869
Inventories--(Note 11).....................................................           393               489
                                                                                    -----             -----
  Total current assets.....................................................         1,829             1,513
                                                                                    -----             -----
FIXED ASSETS
Tangible assets--(Note 12).................................................         1,227             1,362
Intangible assets--(Note 13)...............................................            43                27
Investments--(Note 14).....................................................            35                47
                                                                                    -----             -----
  Total fixed assets.......................................................         1,305             1,436
                                                                                    -----             -----
       TOTAL ASSETS........................................................         3,134             2,949
                                                                                    =====             =====

                                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities--(Note 15)........................           961             1,097
Borrowings--(Note 16)......................................................            75               414
                                                                                    -----             -----
  Total current liabilities................................................         1,036             1,511
NONCURRENT LIABILITIES
Borrowings--(Note 16)......................................................           326               315
Accruals and deferred income...............................................            37                52
                                                                                    -----             -----
  Total noncurrent liabilities.............................................           363               367
PROVISIONS FOR LIABILITIES AND CHARGES--(Note 17)..........................           487               545
MINORITY INTERESTS--(Note 18)..............................................            63                68
                                                                                    -----             -----
    TOTAL LIABILITIES AND MINORITY INTERESTS...............................         1,949             2,491

CONTINGENT LIABILITIES AND COMMITMENTS-- (Note 25)

SHAREHOLDERS' EQUITY*
Share capital..............................................................           351               351
Share premium..............................................................             5                 4
Capital redemption reserve.................................................            14                11
Merger reserve.............................................................           693               178
Revaluation reserves.......................................................            98               112
Retained earnings..........................................................            22              (203)
Associated undertakings' and joint ventures' reserves......................             2                 5
                                                                                    -----             -----
  Total shareholders' equity...............................................         1,185               458
                                                                                    -----             -----
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..........................         3,134             2,949
                                                                                    =====             =====


-----------
* A summary of the significant adjustments to shareholders' equity that would be required if United States generally accepted accounting principles had been applied instead of those generally accepted in the United Kingdom is set forth in Note 31 of the Notes to the Financial Statements.

       The Notes to the Financial Statements are an integral part of these financial statements.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                           SIX MONTHS
                                                               YEAR ENDED     YEAR ENDED      ENDED       YEAR ENDED
                                                               JANUARY 31     JANUARY 31    JANUARY 31      JULY 31
                                                                  1999           1998         1997           1996
                                                               ----------     ----------   ----------     ----------
                                                                                ((POUND) MILLION)
NET CASH INFLOW FROM OPERATING ACTIVITIES--(Note 23 (i))...        391           451         101             180
                                                                   ---           ---         ---             ---

Dividends received from associated undertakings............          4             1           1               1
                                                                   ---           ---         ---             ---
Interest received..........................................         20             5           6              16
Interest paid..............................................        (47)          (56)        (26)            (49)
Interest element of finance lease payments.................         (6)           (8)         (4)             (7)
Dividends paid to minority shareholders....................         (5)           (2)         --              (2)
                                                                   ---           ---         ---             ---
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE............        (38)          (61)        (24)            (42)
                                                                   ---           ---         ---             ---
UK corporation tax paid....................................         (3)          (12)        (16)            (15)
Overseas tax paid..........................................        (80)          (47)        (21)            (52)
                                                                   ---           ---         ---             ---
TAXATION...................................................        (83)          (59)        (37)            (67)
                                                                   ---           ---         ---             ---
Purchase of tangible fixed assets..........................       (274)         (285)       (138)           (131)
Disposal of tangible fixed assets..........................         19            35          24              26
Investment in intangible fixed assets......................        (11)          (15)         --              --
                                                                   ---           ---         ---             ---
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT...............       (266)         (265)       (114)           (105)
                                                                   ---           ---         ---             ---
Purchase of subsidiary undertakings--(Note 28).............        (39)          (60)        (40)            (12)
Sales and closures of businesses--(Note 29)................        915            62          --              --
Investment in associated undertakings......................         --           (12)         (1)            (10)
Disposal of associated undertakings........................          2             3          --              --
                                                                   ---           ---         ---             ---

ACQUISITIONS AND DISPOSALS.................................        878            (7)        (41)            (22)
                                                                   ---           ---         ---             ---
EQUITY DIVIDENDS...........................................        (66)          (64)        (38)            (58)
                                                                   ---           ---         ---             ---
NET CASH INFLOW/(OUTFLOW) BEFORE MANAGEMENT OF LIQUID
  RESOURCES AND FINANCING..................................        820            (4)       (152)           (113)
                                                                   ---           ---         ---             ---
Proceeds from sale of current asset investment.............         --            29          --              --
(Increase)/decrease in short-term deposits.................       (438)           18          24              95
                                                                   ---           ---         ---             ---
MANAGEMENT OF LIQUID RESOURCES.............................       (438)           47          24              95
                                                                   ---           ---         ---             ---
Issue of Ordinary Share Capital............................         24            14           4               7
Repurchase of shares.......................................        (29)          (85)         --              --
Increase in preference shares..............................         35            --          --              --
(Decrease)/increase in bank loans..........................       (316)           33         101              66
Decrease in U.S. dollar Loan Notes.........................        (18)           --          (9)             --
Capital element of finance lease rental payments...........        (14)          (22)        (11)            (14)
                                                                   ---           ---         ---             ---
FINANCING..................................................       (318)          (60)         85              59
                                                                   ---           ---         ---             ---
INCREASE/(DECREASE) IN CASH--(Note 23 (ii))................         64           (17)        (43)             41
                                                                   ===           ===         ===             ===



-----------

The significant differences between the cash flow presented above and those required under United States generally accepted accounting principles are set forth in Note 31 of Notes to the Financial Statements.

       The Notes to the Financial Statements are an integral part of these financial statements.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                                SHARE CAPITAL
                                                ------------------------------------------------------------------------
                                                    FIRST                           FIRST
                                                 PREFERENCE      ORDINARY         PREFERENCE     ORDINARY
                                                  SHARES OF     SHARES OF          SHARES OF     SHARES OF
                                                (POUND)1 EACH    25P EACH        (POUND)1 EACH    25P EACH       TOTAL
                                                -------------- --------------- ----------------- ------------ ----------
                                                           (NUMBER)                           ((POUND) MILLIONS)
AUTHORISED:
LUCAS INDUSTRIES
August 1, 1995 and July 31, 1996...................  247,500    1,039,010,000          0.2           260          260
                                                     =======    =============          ===           ===          ===

LUCASVARITY
On incorporation May 30, 1996......................                   200,000                         --           --
Increase...........................................             1,999,800,000                        500          500
                                                                -------------                        ---          ---

January 31, 1997 and 1998..........................             2,000,000,000                        500          500
                                                                =============                        ===          ===

ISSUED:
LUCAS INDUSTRIES
AUGUST 1, 1995.....................................  247,500      874,596,996          0.2           219          219
Exercise of options................................                 6,763,483                          2            2
Scrip dividends in lieu of cash dividends (i)......                 1,600,789                         --           --
Conversion of bonds (ii)...........................                   547,143                         --           --
                                                     -------      -----------          ---           ---          ---
JULY 31, 1996......................................  247,500      883,508,411          0.2           221          221
Exercise of options................................                    59,240
Scrip dividends in lieu of cash dividends (i)......                 2,237,491                          1            1
LucasVarity Ordinary Shares issued on
  incorporation....................................                         2                         --           --
Elimination of Lucas Industries share capital on
  Scheme of Arrangement with LucasVarity...........              (885,805,142)                      (222)        (222)
Transfer of preference shares to minority interest. (247,500)                         (0.2)                        --

LUCASVARITY
LucasVarity Ordinary Shares issued for
  Lucas Industries Ordinary Shares  (iii)..........               885,805,140                        222          222
LucasVarity Ordinary Shares issued on acquisition
  of Varity (iv)...................................               545,791,490                        136          136
Exercise of options................................                 2,774,368                          1            1
                                                     -------      -----------          ---           ---          ---

JANUARY 31, 1997...................................       --    1,434,371,000           --           359          359
Exercise of options................................                13,967,535                          3            3
Repurchase of shares...............................               (43,000,000)                       (11)         (11)
                                                     -------      -----------          ---           ---          ---
JANUARY 31, 1998...................................       --    1,405,338,535           --           351          351

Exercise of options................................                13,502,415                          3            3
Repurchase of shares...............................               (14,594,971)                        (3)          (3)
                                                     -------      -----------          ---           ---          ---
JANUARY 31, 1999...................................       --    1,404,245,979           --           351          351
                                                     =======    =============          ===           ===          ===



----------

(i) Prior to the Merger, a scrip dividend alternative was offered to shareholders each year.
(ii) At August 1, 1995, $1 million 5 1/4% Convertible Bonds 2002 were outstanding all of which were converted or redeemed by October 16, 1995. The bondholders had the right to convert at any time before 2002 at a rate of 415.9 Lucas Industries Ordinary Shares per Bond of $1,000 unless previously redeemed.
(iii) In connection with the Scheme of Arrangement, each issued and outstanding Lucas Industries Ordinary Share was cancelled and one LucasVarity Ordinary Share was received for each Lucas Industries Ordinary Share.
(iv) Pursuant to the Merger, each outstanding share of common stock, par value $.01 per share, of Varity (a "Varity Share") was converted into the right to receive 1.38 LucasVarity American Depositary Shares ("LucasVarity ADSs"), with each LucasVarity ADS representing 10 LucasVarity Ordinary Shares.


       The Notes to the Financial Statements are an integral part of these financial statements.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES


                                                                      RETAINED EARNINGS AND OTHER RESERVE
                                                 ------------------------------------------------------------------------
                                                                                                             ASSOCIATED
                                                                                                            UNDERTAKINGS'
                                                              CAPITAL                                        AND JOINT    TOTAL
                                         SHARE      SHARE    REDEMPTION    MERGER   REVALUATION  RETAINED    VENTURES' SHAREHOLDERS'
                                        CAPITAL   PREMIUM(i) RESERVE(i)  RESERVE(i)  RESERVES(i) EARNINGS    RESERVES     EQUITY
                                        -------- ----------- ----------- ---------- ------------ --------- ----------- ------------
                                                                       ((POUND) MILLION)

AUGUST 1, 1995 (ii)(iv).................  219        491        --            --         135      (174)          16           687
Exchange adjustments....................                                                           (17)          (2)          (19)
Fixed asset revaluations................                                                   1                      3             4
Disposal of revalued assets.............                                                  (6)        6                         --
Goodwill set-off on acquisitions........                                                            (4)                        (4)
Shares issued...........................    2          9                                                                       11
Transfer on acquisition.................                                                             2           (2)           --
Retained earnings.......................                                                            41            3            44

                                          ---        ---        --         -----         ---       ---           --         -----
JULY 31, 1996 (ii)(iv)..................  221        500        --            --         130      (146)          18           723
Exchange adjustments....................                                                  (2)      (45)          (2)          (49)
Lucas Industries shares issued prior to
  September 6, 1996.....................    1          4                                                                        5
Elimination of Lucas Industries share
  capital and premium on Scheme of
  Arrangement with LucasVarity.......... (222)      (504)                                                                    (726)
LucasVarity Ordinary Shares issued for
  Lucas Industries Ordinary Shares (v)..  222                                504                                              726
LucasVarity Ordinary Shares issued on
  acquisition of Varity (vi)............  136                              1,163                                            1,299
LucasVarity Ordinary Shares issued
  after September 6, 1996...............    1          3                                                                        4
Revaluation reserve release.............                                                  (4)        4                         --
Goodwill set-off on acquisition.........                                  (1,202)                                          (1,202)
Transfer of goodwill to merger reserve..                                    (189)                  189                         --
Retained earnings.......................                                                          (235)           1          (234)
                                          ---        ---        --         -----         ---       ---           --         -----
JANUARY 31, 1997 (ii)(iii)(iv)..........  359          3        --           276         124      (233)          17           546
Exchange adjustments....................                                                  (2)      (52)          (1)          (55)
Shares issued...........................    3          1                      10                                               14
Repurchase of shares....................  (11)                  11                                 (85)                       (85)
Acquisition of controlling interest.....                                                            13          (13)           --
Transfer on disposal....................                                                             2           (2)           --
Revaluation reserve release.............                                                 (10)       10                         --
Goodwill set-off on acquisitions........                                     (87)                                             (87)
Goodwill adjustment on prior year
  acquisition...........................                                     (28)                                             (28)
Goodwill on disposals charged to
  retained earnings.....................                                       7                                                7
Retained earnings.......................                                                           142            4           146
                                          ---        ---        --         -----         ---       ---           --         -----
JANUARY 31, 1998 (ii)(iii)(iv)..........  351          4        11           178         112      (203)           5           458
Exchange adjustments....................                                                            11                         11
Shares issued...........................    3          1                      20                                               24
Repurchase of shares....................   (3)                   3                                 (29)                       (29)
Revaluation reserve release.............                                                 (14)       14                         --
Goodwill adjustment on prior year
  acquisition...........................                                      (2)                                              (2)
Goodwill on disposals charged to
  retained earnings.....................                                     497                                              497
Retained earnings.......................                                                           226                        226
Share of retained profits in associated
  undertakings and joint ventures.......                                                             3           (3)           --
                                          ---        ---        --         -----         ---       ---           --         -----
JANUARY 31, 1999 (ii)(iii)(iv)..........  351          5        14           693          98        22            2         1,185
                                          ===        ===        ==         =====         ===       ===           ==         =====






       The Notes to the Financial Statements are an integral part of these financial statements.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

-----------

(i) Share premium, capital redemption reserve, merger reserve and revaluation reserves are not distributable.
(ii) Cumulative exchange adjustments included in retained earnings and other reserves amounted to (pound)(406) million at January 31, 1999; (pound)(417) million at January 31, 1998; (pound)(362) million at January 31, 1997; (pound)(313) million at July 31, 1996; (pound)(294) million at August 1, 1995.
(iii) Retained earnings of the Company available for distribution amounted to (pound)71 million at January 31, 1999; (pound)43 million at January 31, 1998.
(iv) The cumulative amount of goodwill set-off against reserves net of disposals, amounted to (pound)1,005 million at January 31, 1999; (pound)1,500 million at January 31, 1998; (pound)1,392 million at January 31, 1997; (pound)189 million at July 31, 1996; (pound)185 million at August 1, 1995.
(v) In connection with the Scheme of Arrangement, each issued and outstanding Lucas Industries Ordinary Share was cancelled and one LucasVarity Ordinary Share was received for each Lucas Industries Ordinary Share.
(vi) Pursuant to the Merger, each outstanding share of common stock, par value $.01 per share, of Varity (a "Varity Share") was converted into the right to receive 1.38 LucasVarity American Depositary Shares ("LucasVarity ADS"), with each LucasVarity ADS representing 10 LucasVarity Ordinary Shares.





      The Notes to the Financial Statements are an integral part of these financial statements.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                        NOTES TO THE FINANCIAL STATEMENTS

1.  THE COMPANY AND BASIS OF PRESENTATION OF FINANCIAL STATEMENTS

INCORPORATION

         LucasVarity plc (the "Company") was incorporated on May 30, 1996 in connection with the merger of Lucas Industries plc ("Lucas Industries") and Varity Corporation ("Varity") (the "Merger").

ACQUISITION OF SUBSIDIARY

         On May 30, 1996, LucasVarity acquired all of the issued share capital of Varity Combination Corporation, a newly formed company organised under the laws of the state of Delaware ("New Varity"), for consideration of U.S. $.01. New Varity subsequently changed its name to LucasVarity Inc.

REORGANISATION

         On May 31, 1996, LucasVarity, Lucas Industries, Varity and New Varity signed an agreement (the "Transaction Agreement") pursuant to which New Varity and Lucas Industries would become subsidiaries of the Company. The Transaction Agreement, among other things:

(a) provided that pursuant to a scheme of arrangement (the "Scheme of Arrangement") in accordance with section 425 of the Companies Act 1985 of Great Britain (the "Companies Act"), each issued and outstanding Ordinary Share of 25p of Lucas Industries (a "Lucas Industries Ordinary Share") be cancelled and one Ordinary Share of 25p of LucasVarity (a "LucasVarity Ordinary Share") be received for each Lucas Industries Ordinary Share; and

(b) provided for the merger of Varity with and into New Varity, with New Varity being the surviving corporation of the Merger, pursuant to which:

          (i) each outstanding share of common stock, par value $.01 per share, of Varity (a "Varity Share") be converted into the right to receive 1.38 LucasVarity American Depositary Shares ("LucasVarity ADSs"), with each LucasVarity ADS representing 10 LucasVarity Ordinary Shares, and

         (ii) each Varity Share owned by Varity as treasury stock or owned by LucasVarity or by a subsidiary of Varity, Lucas Industries or LucasVarity be cancelled.

         The Lucas Industries and Varity shareholders approved the Transaction Agreement on August 13, 1996 and August 23, 1996, respectively, and it became effective on September 6, 1996. The acquisition of Lucas Industries by the Company pursuant to the Scheme of Arrangement was accounted for as a merger under accounting principles generally accepted in the United Kingdom ("U.K. GAAP") and as a combination of entities under common control for purposes of United States generally accepted accounting principles ("U.S. GAAP"). The acquisition of Varity by the Company was accounted for as a purchase under U.K. GAAP and for the purposes of U.S. GAAP.

FISCAL PERIOD

         The Company's year end is January 31. In accordance with the requirements of the Securities and Exchange Commission, these financial statements cover the year ended January 31, 1999, the year ended January 31, 1998, the six months ended January 31, 1997, which includes the results for the Company and Lucas Industries for six months and Varity for the five months, and the year ended July 31, 1996, which includes the results for the Company for the two months ended July 31, 1996 and Lucas Industries for the year ended July 31, 1996.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

1.  THE COMPANY AND BASIS OF PRESENTATION OF FINANCIAL STATEMENTS (CONTINUED)

U.K. STATUTORY REQUIREMENTS

         These financial statements are not the Company's statutory accounts within the meaning of section 240 of the Companies Act. As noted above, the Company was incorporated on May 30, 1996 and as required by the Companies Act, the Company prepared statutory accounts for the period from that date to January 31, 1997, its fiscal year end. The statutory accounts of Lucas Industries for the year ended July 31, 1996, and of the Company for the year ended January 31, 1998, and the eight months to January 31, 1997 have been delivered to the Registrar of Companies for England and Wales. The statutory accounts of the Company for the year ended January 31, 1999 have not yet been delivered to the Registrar of Companies for England and Wales. The auditors' reports on all the above mentioned statutory accounts were unqualified.

2.  ACCOUNTING POLICIES

BASIS OF ACCOUNTING

         The financial statements are prepared under the historical cost convention adjusted for the revaluation of certain fixed assets and in accordance with applicable U.K. accounting standards.

BASIS OF CONSOLIDATION

         The consolidated financial statements include the financial statements of the Company and all subsidiary undertakings (together, the "Group" or "LucasVarity") together with the Group's share of post-acquisition earnings and reserves of joint ventures and associated undertakings. The accounting date of all principal subsidiary undertakings is the same as that of LucasVarity with the exception of Freios Varga SA, a 65% owned Brazilian subsidiary, with an accounting date of December 31.

PRIOR PERIOD FINANCIAL INFORMATION

         Certain prior period amounts have been reclassified in order to conform with the fiscal 1998 presentation of the Group's results. The results and segmental analyses have been adjusted to show the discontinued operations of the Diesel Engines segment separately from continuing operations; and, under Note 31, the treatment of entry fees and discounted bills have been included as U.S./U.K. GAAP differences where applicable, and diluted earnings per share has been presented in accordance with Statement of Financial Accounting Standard 128-Earnings Per Share.

FIXED ASSET INVESTMENTS

         The Group has adopted the requirements of FRS 9 `Associates and joint ventures'. Investments are treated as associated undertakings where the Group has a participating interest, the investment is held for the long term, and the Group exercises significant influence. Investments are treated as joint ventures where the Group holds a long term interest and exercises joint control under a contractual arrangement. The amounts involved in respect of the Group are immaterial and all disclosure relating to joint ventures and associated undertakings are included in the notes to the financial statements.

SEGMENTAL REPORTING

         The Group identifies significant segments in accordance with the provisions of Statement of Standard Accounting Practice 25. Segmental turnover comprises sales to third parties, excluding sales-related taxes.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

2.  ACCOUNTING POLICIES (CONTINUED)

         Segmental operating profit represents profit before interest, taxation and minority interests.

         Segmental net operating assets comprise tangible fixed assets, stock, debtors and creditors, but not non-operating assets and liabilities such as capitalised goodwill, all current and deferred tax balances, dividend liabilities, cash and borrowings.

INTANGIBLE FIXED ASSETS--ENTRY FEES

         In certain circumstances in the aerospace industry, the Group invests in new customer products by way of a lump sum payment (entry fee) in return for a proportion of future revenues derived from eventual sales of the customers' product. Such sums are included in intangible fixed assets and amortised over the prudently estimated revenue pattern of the product or over ten years following flight certification, if shorter. The technical and commercial viability of the related product programmes is regularly reviewed in appraising the carrying value of entry fees.

FOREIGN EXCHANGE TRANSLATION

         The statements of income of overseas undertakings are translated into sterling at the average rates of exchange prevailing during the period. The balance sheets of overseas undertakings and assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange prevailing at the end of the financial period.

         Exchange gains and losses arising in the normal course of trading are dealt with in the statement of income. Other exchange differences, arising from the translation of foreign currency funding loans and on consolidation of overseas net assets, are dealt with in retained earnings and other reserves.

DEPRECIATION

         Depreciation is based on the estimated useful lives of assets and is charged on a straight line basis at the following rates:

Land.................................................    nil
Buildings............................................    2%-10% per annum
Short-term leasehold properties......................    over period of lease
Plant and equipment..................................    4%-33% per annum

RESEARCH AND DEVELOPMENT

         Expenditure on research and development, other than that which is specifically recoverable under contract, is written off as incurred. Amounts carried forward are included in other receivables.

LEASING

         Assets acquired under finance (capital) leases are treated as tangible fixed assets and depreciation is provided accordingly. The deemed capital element of future rentals is included under borrowings. Deemed interest,

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

2.  ACCOUNTING POLICIES (CONTINUED)

calculated on a reducing balance basis, is charged as interest payable over the period of the lease. Rental costs of operating leases are charged against trading profits on a straight line basis.


PROVISIONS

         Provisions for liabilities and charges include pension liabilities in certain overseas subsidiaries, post-retirement benefits other than pensions, provisions for restructuring, deferred taxation and other items not classified elsewhere, including warranty and other claims.

INVENTORIES

         Inventories are valued at the lower of cost and net realisable value, using the first in, first out method, after making due allowance for obsolete and slow moving items. In the case of work in progress and finished goods, cost comprises direct materials, direct labour and an appropriate proportion of production overheads.

DEFERRED TAXATION

         Provision for deferred taxation is made under the liability method, on the excess of capital allowances over depreciation and other timing differences where the tax liability is expected to become payable in the foreseeable future.

PENSIONS

         The Group operates pension schemes under which contributions by employees and the companies are held in trust separate from the companies' finances.

         Pension costs, which are determined in the United Kingdom in accordance with the requirements of Statement of Standard Accounting Practice ("SSAP") 24, are charged to net income so as to spread the cost of pensions over the working lives of the employees within the Group. An independent valuation is conducted at regular intervals and the assessed regular pension cost is adjusted to reflect the amortisation of any surplus or deficit established by the valuation over the remaining service lives of current employees. The amortisation of valuation surpluses is restricted to an amount equal to the regular pension cost.

POST-RETIREMENT BENEFITS OTHER THAN PENSIONS

         The estimated cost of providing post-retirement healthcare benefits for employees is charged in the statement of income on a systematic basis over the working lives of the employees within the Group.

GOODWILL

         Purchased goodwill arising on consolidation in respect of acquisitions before February 1, 1998 was written off to reserves in the year of acquisition. When a subsequent disposal occurs, any related goodwill previously written off to reserves is written back through the profit and loss account as part of the profit or loss on disposal.

         Following the introduction of FRS 10 `Goodwill and intangible assets', purchased goodwill arising on consolidation in respect of acquisitions since February 1, 1998 is capitalised and amortised by equal annual instalments over its estimated useful economic life, not exceeding 20 years.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

2.  ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

         The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions are used in the amounts reflected as inventory reserves, provisions for the outcome of certain litigation cases and deferred tax assets. Actual results could differ from those estimates.

MARKETABLE SECURITIES

         Marketable securities are carried at the lower of cost and net realisable value.

DERIVATIVE FINANCIAL INSTRUMENTS

         The Group may, from time to time, use derivative financial instruments ("derivatives") to limit its exposure to fluctuations in foreign currency exchange rates and interest rates.

         Foreign currency forward exchange contracts are used to hedge significant non-local currency cash flows. Gains and losses from these contracts are deferred and recognised in the income statement or as adjustments to carrying amounts, as appropriate, when the underlying hedged transaction matures.

         Cross currency swap agreements are used to hedge a proportion of the Group's investment in overseas assets. Interest amounts payable or receivable in respect of these agreements are recognised in earnings over the period of the agreement. Foreign currency gains and losses arising from these agreements are deferred and recognised when the underlying hedged transaction matures.

         Interest rate swap agreements are used to hedge the Group's interest rate exposure. These agreements generally involve the exchange of fixed and floating interest rate payment obligations without exchange of the underlying principal amounts. Interest amounts payable or receivable in respect of these agreements are recognised in earnings over the period of the agreement.

         Where derivatives which are used to hedge interest rate or foreign currency exchange rate exposures or investments in overseas assets are terminated before the underlying exposures occurs, the resulting gain or loss is recognised in the income statement on termination.

         In the statement of cash flows, the effects of interest rate and cross currency swap agreements, are reflected in returns on investments and servicing of finance. The cash flow effects of forward foreign exchange contracts used to hedge future cash flows are included in net cash inflows from operating activities for items relating to earnings or in capital expenditure, acquisitions or disposals, as appropriate, for items of a capital nature.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

3.  SEGMENTAL ANALYSIS

SALES AND OPERATING PROFIT

         Sales by origin to third parties and operating profit were as follows:

                                                   SALES                TOTAL OPERATING PROFIT
                                             ------------------         ----------------------
                                                 YEAR ENDED                  YEAR ENDED
                                                 JANUARY 31                  JANUARY 31
                                             ------------------           -----------------
                                             1999          1998           1999         1998
                                             ----          ----           ----         ----
                                                            ((POUND) MILLION)
BY CLASS OF BUSINESS:
Braking Systems...........................   1,808         1,550           147          134
Other Automotive..........................   1,746         1,812           158          162
Aerospace.................................     716           648            95           75
Corporate/other...........................      --             8           (50)         (29)
                                             -----         -----           ---          ---
                                             4,270         4,018           350          342
Discontinued operations - Diesel Engines..      42           663            (2)          59
                                             -----         -----           ---          ---
                                             4,312         4,681           348          401
                                             =====         =====           ===          ===

BY GEOGRAPHICAL REGION:

United Kingdom............................   1,169         1,226            15           70
North America.............................   1,623         1,552           172          139
Continental Europe........................   1,182         1,025           138          109
Rest of World.............................     296           215            25           24
                                             -----         -----           ---          ---
                                             4,270         4,018           350          342
Discontinued operations - Diesel Engines..      42           663            (2)          59
                                             -----         -----           ---          ---
                                             4,312         4,681           348          401
                                             =====         =====           ===          ===

         The share of sales and total operating profit of associated undertakings and joint ventures was (pound) 129 million (1998 - (pound) 134 million) and (pound) 4 million (1998 - (pound) 7 million), respectively. The results of associated undertakings and joint ventures do not materially affect the results of any of the reported segments.

         Third party export sales from the United Kingdom were (pound) 531 million (1998 - (pound) 854 million).

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

3. SEGEMENTAL ANALYSIS (CONTINUED)

NET OPERATING ASSETS

                                                       JANUARY 31
                                                  --------------------
                                                    1999        1998
                                                  --------    --------
                                                   ((POUND) MILLION)
BY CLASS OF BUSINESS:

Braking Systems...............................       411         404
Other Automotive..............................       590         562
Aerospace.....................................       258         236
Corporate/other...............................      (138)       (193)
                                                   -----       -----
                                                   1,121       1,009
Unallocated net assets/(liabilities)..........       127        (653)
Discontinued operations - Diesel Engines......        --         170
                                                   -----       -----
                                                   1,248         526
Minority interests............................       (63)        (68)
                                                   -----       -----
Total shareholders' funds.....................     1,185         458
                                                   =====       =====

BY GEOGRAPHICAL REGION:

United Kingdom................................       461         488
North America.................................       175          61
Continental Europe............................       318         261
Rest of World.................................       167         199
                                                   -----       -----
                                                   1,121       1,009
Unallocated net assets/(liabilities)..........       127        (653)
Discontinued operations - Diesel Engines......        --         170
                                                   -----       -----
                                                   1,248         526
Minority interests............................       (63)        (68)
                                                   -----       -----
Total shareholders' funds.....................     1,185         458
                                                   =====       =====

ANALYSIS OF SALES

         Sales to third parties analysed by destination were as follows:

                                                      YEAR ENDED
                                                      JANUARY 31
                                                  ------------------
                                                  1999          1998
                                                  ----          ----
                                                    ((POUND) MILLION)
United Kingdom................................       802          821
North America.................................     1,708        1,589
Continental Europe
  France......................................       519          440
  Germany.....................................       457          410
  Italy.......................................        91           96
  Spain.......................................        66           57
  Other countries.............................       249          244
Asia..........................................       159          179
Rest of World.................................       219          182
                                                   -----        -----
                                                   4,270        4,018
Discontinued operations - Diesel Engines......        42          663
                                                   -----        -----
                                                   4,312        4,681
                                                   =====        =====

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

4.  COST AND OVERHEADS, LESS OTHER INCOME

         Cost and overheads, less other income is arrived at after charging/(crediting) the following items:



                                                                                 SIX MONTHS
                                                       YEAR ENDED JANUARY 31        ENDED     YEAR ENDED
                                                     --------------------------  JANUARY 31     JULY 31
                                                         1999         1998          1997          1996
                                                     ------------ ------------ -------------- ------------
                                                                          ((POUND) MILLION)
Decrease in inventories of finished goods and
  work in progress...............................         58            30               8            12
Raw materials and consumables....................      2,326         2,451           1,021         1,265
Royalties received from licensees................         (2)           (7)             (3)           (8)
Hire of plant and equipment......................         17            27              12            21
Property rentals.................................         11            15               7            14
Depreciation-owned assets........................        150           154              86            78
Depreciation-leased assets.......................         13            13              10            13
Staff costs-wages and salaries...................        900           980             471           796
Staff costs-social security costs................        133           134              72           141
Staff costs-other pension costs..................         (2)           21              32            24
Audit fees and expenses..........................          1             1               2             2
Other fees paid to auditors......................          2             1              --            --
Advertising......................................         10            11               6            13
Research and development cost....................        210           204              89           137
Research and development recoveries..............        (61)          (45)            (10)          (29)


         Advertising costs are expensed as incurred.

5.  EXCEPTIONAL ITEMS

         The principal exceptional items reported within operating profit were as follows:



                                                                                               SIX MONTHS
                                                                    YEAR ENDED JANUARY 31         ENDED       YEAR ENDED
                                                                 ----------------------------   JANUARY 31      JULY 31
                                                                       1999          1998          1997         1996
                                                                 --------------  -------------  -----------  ----------
                                                                                       ((POUND) MILLION)
    Restructuring charges....................................          (14)            --          (250)          --
    Costs of proposed change in domicile.....................          (13)            --            --           --
    Profit on disposal of current asset investment...........           --             13            --           --
                                                                       ---            ---           ---          ---
    Total operating exceptional items........................          (27)            13          (250)          --
                                                                       ===            ===          ====          ===



Restructuring charges

         In response to the changing conditions in the Global Automotive industry, the Group has embarked on a restructuring programme in its Braking Systems and Other Automotive businesses. Gross costs of (pound)14 million associated with announced plant closures and redundancies were reported in the year, of which (pound)2 million had been spent by January 31, 1999. Approximately 2,000 employees have been made redundant in the first phase of this restructuring programme.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

5.  EXCEPTIONAL ITEMS (CONTINUED)

         The (pound)250 million restructuring charge, during the six months ended January 31, 1997, relates to the restructuring and rationalisation of each of the businesses and of central facilities. Following the Merger, a transition team was formed to conduct a detailed examination of each of the businesses. The examination was directed at productivity improvements encompassing opportunities to reduce headcount and facilities resulting from the Merger and reconsideration of the future strategy and headcount requirements of each of the businesses. The major components of the restructuring charges were (pound)105 million for severance and other benefits related to the reduction in headcount of approximately 3,000, (pound)80 million for asset write downs, and (pound)65 million for other rationalisation and restructuring costs. Of the (pound)170 million of provisions for severence and other restructuring costs, (pound)20 million was utilised in the six months to January 31, 1997, (pound)86 million was utilised during the year to January 31, 1998 and a further (pound)57 million was utilised in the year to January 31, 1999. The remainder of the provisions are expected to be largely utilised by January 31, 2000.

Costs of proposed change in domicile
         On November 6, 1998 a proposal to change the Group's domicile to the United States was put to the shareholders. This proposal was not approved by the requisite 75% majority of shareholders. In total, 82% of shareholders voted, with approximately 74% voting in favour versus 26% against. Costs of (pound)13 million, primarily fees to advisors, were incurred in relation to this proposal.

Profit on disposal of current asset investment
         A listed investment in the U.S. was disposed of during the year to January 31, 1998 for net proceeds of (pound)29 million giving rise to a pre tax profit of (pound)13 million.


6.  INTEREST PAYABLE LESS RECEIVABLE



                                                                            SIX MONTHS
                                               YEAR ENDED JANUARY 31          ENDED          YEAR ENDED
                                           -------------------------------  JANUARY 31         JULY 31
                                                1999           1998            1997             1996
                                           -------------   ---------------   -----------   ------------
                                                                ((POUND) MILLION)
Interest on bank overdrafts and loans
  repayable within 5 years................         29             41            21                39
Interest on bank loans over 5 years.......          1              1            --                --
Interest on other loans over 5 years......         12             13             7                12
Interest on finance leases................          6              8             4                 7
Termination of interest rate swaps........          7             --            --                --
Share of associated undertakings' interest          2              1            --                --
                                                  ---            ---           ---               ---
                                                   57             64            32                58
Less: Interest receivable.................         20              5             7                16
                                                  ---            ---           ---               ---
                                                   37             59            25                42
                                                  ===            ===           ===               ===


         The exceptional interest charge of(pound)7 million (1998 - nil) relates to costs pertaining to the termination of interest rate swaps.

         Interest payable, other than interest on fixed rate borrowings, is charged at variable rates as determined by the lenders in the countries in which the borrowings have been arranged. These rates were typically between 5% and 8% per annum.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

7.  TAXATION




                                                                            SIX MONTHS
                                                YEAR ENDED JANUARY 31         ENDED            YEAR ENDED
                                           -------------------------------   JANUARY 31          JULY 31
                                                 1999           1998            1997               1996
                                           -------------   ---------------   -------------   -------------
United Kingdom:                                                      ((POUND) MILLION)
Corporation tax at 31% (1998-31%;
  1997, 1996-33%).........................        208             64               7                19
Deferred taxation.........................        (17)            (5)             --                 3
Double taxation relief....................        (11)           (27)             (1)               (8)
Advance Corporation Tax ..................        (22)           (12)              8                 5
                                                  ---            ---             ---               ---
Net U.K. taxation.........................        158             20              14                19
Overseas taxation:
  current.................................         93             45              26                42
  deferred................................          7             29              --                --
Share of associated undertakings' taxation          1              2               1                 2
                                                  ---            ---             ---               ---
                                                  259             96              41                63
                                                  ===            ===             ===               ===



         The tax charge can be analysed between continuing and discontinued operations as follows:



                                               YEAR ENDED JANUARY 31         SIX MONTHS ENDED    YEAR ENDED
                                             -------------------------------   JANUARY 31         JULY 31
                                                 1999            1998              1997              1996
                                             ----------- ------------------- ---------------- ------------------
                                                                        ((POUND) MILLION)
Continuing operations.....................        140              82               36                 63
Discontinued operations...................        119              14                5                 --
                                                  ---             ---              ---                ---
                                                  259              96               41                 63
                                                  ===             ===              ===                ===



         Utilisation of tax losses brought forward from earlier years reduced the overseas tax charge in the year ended January 31, 1999 by (pound)52 million (1998 - (pound)23 million, six months ended January 31, 1997 - (pound)4 million; 1996 - (pound)8 million). The overall tax charge is influenced by unrelieved losses overseas and the incidence of Advance Corporation Tax in the United Kingdom.

         Income/(loss) on ordinary activities before taxation is analysed as follows:



                                                 YEAR ENDED JANUARY 31     SIX MONTHS ENDED     YEAR ENDED
                                             -----------------------------   JANUARY 31           JULY 31
                                                 1999            1998            1997              1996
                                             ------------- --------------- ------------------ -------------
                                                                    ((POUND) MILLION)
United Kingdom............................        321              98             (209)                12
Overseas..................................        212             218               52                168
                                                 ----            ----             ----                ---
                                                  533             316             (157)               180
                                                 ====            ====             ====                ===


         A reconciliation of the charge for taxation computed at the U.K. statutory rate of corporation tax of 31% (1998 - 31%; 1997, 1996 - 33%) to the actual charge for taxation is as follows:

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

7.  TAXATION (CONTINUED)



                                                 YEAR ENDED JANUARY 31     SIX MONTHS ENDED     YEAR ENDED
                                              ----------------------------    JANUARY 31          JULY 31
                                                  1999          1998             1997              1996
                                              ------------ --------------- ------------------ ---------------
                                                                  ((POUND) MILLION)
Tax computed at statutory rate...............      165            99               (52)                59
(Excess)/shortfall of tax depreciation over
  book depreciation..........................       (4)           (8)                7                 --
Short-term timing differences................       --            --                 1                (21)
Permanent differences........................        5             9                --                 11
Unrelieved losses and provisions.............       28            13                84                 15
Utilisation of tax losses....................      (52)          (23)               (4)                (8)
Goodwill realised............................       98            --                --                 --
Surplus ACT..................................       --            --                 8                  5
Capital gains relief.........................       (9)           --                --                 --
Other items (net) including overseas taxation       28             6                (3)                 2
                                                   ---           ---               ---                ---
Actual tax charge............................      259            96                41                 63
                                                   ===           ===               ===                ===


8.  DIVIDENDS



                                                    YEAR ENDED JANUARY 31   SIX MONTHS ENDED     YEAR ENDED
                                                   ------------------------    JANUARY 31          JULY 31
                                                      1999         1998           1997              1996
                                                   ------------ ----------- ------------------ --------------
                                                                      ((POUND) MILLION)
First interim dividend paid per Ordinary Share-
2.50p (1998 - 2.25p; 1997 - nil; 1996 - 2.1p)......      35           32              --               19
Second interim dividend paid per Ordinary Share-
nil (1998 - nil; 1997 - nil; 1996 - 4.9p)..........      --           --              --               43
Proposed final dividend per Ordinary Share-
nil (1998 - 2.25p; 1997 - 2.25p; 1996 - nil).......      --           31              32               --
                                                        ---          ---             ---              ---
                                                         35           63              32               62
                                                        ===          ===             ===              ===



9.  EARNINGS PER SHARE

         The calculation of earnings per share is based on:

(i) Profit attributable to shareholders of (pound)261 million (net income of (pound)209 million for the year ended January 31, 1998; net loss of (pound)202 million for the six months ended January 31, 1997; for the year ended July 31, 1996-net income of (pound)106 million).

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

9.  EARNINGS PER SHARE (CONTINUED)

(ii)     Weighted average number of shares in issue




                                                                                    SIX MONTHS
                                                     YEAR ENDED JANUARY 31            ENDED        YEAR ENDED
                                               ----------------------------------   JANUARY 31       JULY 31
                                                     1999             1998             1997            1996
                                               --------------   ----------------- ---------------  --------------
                                                                           (MILLIONS)
          Basic EPS calculation...............       1,408            1,418             1,326            878
          Conversion of share options.........          22               17                 2             16
                                                     -----            -----             -----            ---
          Diluted EPS calculation.............       1,430            1,435             1,328            894
                                                     =====            =====             =====            ===

(iii) For the purpose of calculating the earnings per share before exceptional items the attributable net income is (pound)227 million (1998 - (pound)227 million; 1997 - (pound)52 million; 1996 - (pound)117 million). The Directors believe that the earnings before exceptional items more accurately represents the Group's underlying trading performance.

10.  RECEIVABLES


                                                                                       JANUARY 31
                                                                             --------------------------------
                                                                                  1999            1998
                                                                             --------------- ----------------
                                                                                   ((POUND) MILLION)
Amounts due within one year
Trade accounts receivable..................................................        633            710
Allowance for doubtful accounts............................................        (10)           (10)
                                                                                   ---            ---
                                                                                   623            700
Amounts owed by associated undertakings....................................         10             10
Other......................................................................         48             64
Prepayments and accrued income.............................................         17             27
                                                                                   ---            ---
                                                                                   698            801
                                                                                   ---            ---
Amounts due beyond one year
Other......................................................................         88             60
Prepayments and accrued income.............................................          4              8
                                                                                   ---            ---
                                                                                    92             68
                                                                                   ---            ---
                                                                                   790            869
                                                                                   ===            ===

11.  INVENTORIES


                                                                                      JANUARY 31
                                                                            --------------------------------
                                                                                 1999            1998
                                                                            ---------------- ---------------
                                                                                   ((POUND) MILLION)
Raw materials and consumables..............................................        121            159
Work in progress...........................................................        112            156
Finished goods.............................................................        165            179
Payments on account........................................................         (5)            (5)
                                                                                   ---            ---
                                                                                   393            489
                                                                                   ===            ===



         The replacement cost of inventories is not materially different from that shown above.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

12.  TANGIBLE FIXED ASSETS


                                                           LAND AND            PLANT AND
                                                           BUILDINGS           EQUIPMENT           TOTAL
                                                     ---------------------- -----------------  ----------------
                                                                            ((POUND) MILLION)

Cost or valuation:
At February 1, 1998.................................           475                 1,598            2,073
Exchange adjustments................................             5                    14               19
Acquisition of subsidiary undertakings..............             1                     1                2
Adjustment to prior year acquisition................             4                    --                4
Additions...........................................            15                   264              279
Disposals of group undertakings.....................           (57)                 (261)            (318)
Disposals...........................................           (14)                  (56)             (70)
                                                               ---                 -----            -----
AT JANUARY 31, 1999.................................           429                 1,560            1,989
                                                               ---                 -----            -----

Depreciation:
At February 1, 1998.................................            78                   633              711
Exchange adjustments................................             2                    11               13
Provided in the year................................            13                   150              163
Disposal of group undertakings......................            (8)                  (68)             (76)
Disposals...........................................            (8)                  (41)             (49)
                                                               ---                 -----            -----
AT JANUARY 31, 1999.................................            77                   685              762
                                                               ---                 -----            -----

Net book values     --at January 31, 1998...........           397                   965            1,362
                    --AT JANUARY 31, 1999...........           352                   875            1,227
                                                               ===                 =====            =====


         Land and buildings comprises:

                                                                                        JANUARY 31
                                                                            -----------------------------------
                                                                                    1999             1998
                                                                            ------------------ ----------------
                                                                                       ((POUND) MILLION)
Freehold...................................................................          324              354
Long-term leasehold (over 50 years unexpired)..............................           22               35
Short-term leasehold.......................................................            6                8


         Fixed assets at January 31, 1999 include leased assets costing (pound)139 million (1998 - (pound)159 million) on which accumulated depreciation of (pound)82 million (1998 - (pound)81 million) has been charged.

         Land and buildings at January 31, 1999, reflect the following:

          (i) Certain U.K. properties of Lucas Industries were valued by the Directors in 1994 on the basis of open market value for existing use.
         (ii) Certain properties overseas are subject to periodic revaluations.

         The figures for land and buildings after eliminating the effect of revaluations were as follows:


                                                                           JANUARY 31
                                                            -----------------------------------------
                                                                    1999                1998
                                                            -------------------   -------------------
                                                                        ((POUND) MILLION)
Original cost..............................................          324                  357
Depreciation...............................................          (69)                 (72)
                                                                     ---                  ---
                                                                     255                  285
                                                                     ===                  ===

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

13.  INTANGIBLE FIXED ASSETS


                                                   GOODWILL         ENTRY FEES            TOTAL
                                              ------------------ ----------------- ------------------
                                                               ((POUND) MILLION)
Cost:
At February 1, 1998..........................         --                 33                  33
Additions....................................          6                 11                  17
                                                     ---                ---                 ---
AT JANUARY 31, 1999..........................          6                 44                  50
                                                     ---                ---                 ---
Amortisation:
At February 1, 1998..........................         --                  6                   6
Provided in the year.........................         --                  1                   1
                                                     ---                ---                 ---
AT JANUARY 31, 1999..........................         --                  7                   7
                                                     ---                ---                 ---
Net book values     - at January 31, 1998....         --                 27                  27
                    - AT JANUARY 31, 1999....          6                 37                  43
                                                     ===                ===                 ===

14.  FIXED ASSET INVESTMENTS


                                                             JOINT            ASSOCIATED
                                                            VENTURES         UNDERTAKINGS             TOTAL
                                                       ---------------- ---------------------- ---------------------
                                                                           ((POUND) MILLION)
COST:
At February 1, 1998...................................           --                 47                   47
Exchange adjustments..................................           --                 (1)                  (1)
Additions.............................................           12                 --                   12
Divestments...........................................           --                (13)                 (13)
Disposal of controlling interest......................           --                  2                    2
Share of retained loss................................           (4)                --                   (4)
                                                                ---                ---                  ---
AT JANUARY 31, 1999...................................            8                 35                   43
                                                                ---                ---                  ---

PROVISION
Additions.............................................           12                 --                   12
Release of provision..................................           (1)                --                   (1)
                                                                ---                ---                  ---
AT JANUARY 31, 1999...................................           11                 --                   11
                                                                ---                ---                  ---
Net book values  -At January 31, 1998.................           --                 47                   47
                 -AT JANUARY 31, 1999.................           (3)                35                   32
                 -Transfer to creditors (see note 15 )            3                 --                    3
                                                                ---                ---                  ---
                                                                 --                 35                   35
                                                                ===                ===                  ===

         The cost of the investments in associated undertakings at January 31, 1999 amounted to(pound)31 million (1998 -(pound)42 million).

         During the year Group companies purchased goods from and sold goods to associated undertakings of (pound)11 million and (pound)11 million, respectively.

         Amounts shown in respect of joint ventures relate to TRW LucasVarity Electric Steering Limited, a joint venture entered into during the year to develop and manufacture electric power assisted steering. The accounting date of this entity is December 31.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

14.  FIXED ASSET INVESTMENTS (CONTINUED)

         The Group's principal associated undertakings, the interest therein and the places of incorporation and countries of operation are listed below. All are held by intermediary undertakings.

India....................................     Brakes India Ltd (49%)
United States............................     Lucas Sumitomo Brakes Inc (50%)


15.  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES


                                                                             JANUARY 31
                                                              -----------------------------------------
                                                                     1999                 1998
                                                              -------------------- --------------------
                                                                         ((POUND) MILLION)
Trade accounts payable.......................................          500                  603
Amounts owed to associated undertakings......................            2                    2
Corporate taxation...........................................          139                   99
Social security and other taxes..............................           28                   33
Accruals and deferred income.................................          289                  329
Net liabilities of joint venture company transferred from
  Investments (see Note 14)..................................            3                   --
Accrued dividend.............................................           --                   31
                                                                       ---                -----
                                                                       961                1,097
                                                                       ===                =====

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

16.  BORROWINGS


                                                                                  JANUARY 31
                                                                     -------------------------------------
                                                                            1999               1998
                                                                     ------------------ ------------------
                                                                                ((POUND) MILLION)
CURRENT
Bank overdrafts.....................................................           19                 30
Bank loans..........................................................           34                352
U.S. $nil (1998 U.S. $15 million) 6.43% Loan Notes..................           --                  9
U.S. $14.3 million 6.98% Loan Notes.................................            9                  9
Finance lease obligations...........................................           13                 14
                                                                              ---               ----
 Total short-term borrowings.......................................            75                414
                                                                              ---               ----

NONCURRENT
Bank loans..........................................................           28                 29
U.S. $42.9 million (1998-U.S. $57.2 million) 6.98% Loan Notes.......           26                 35
U.S. $15 million 7.46% Loan Notes...................................            9                  9
U.S. $100 million 8.57% Loan Notes..................................           61                 61
10 7/8% Eurosterling Bonds 2020.....................................          100                100
Fixed rate redeemable 6.75% preference shares.......................           35                 --
Finance lease obligations...........................................           67                 81
                                                                              ---               ----
  Total long-term borrowings........................................          326                315
                                                                              ---               ----
  Total borrowings..................................................          401                729
                                                                              ===               ====

CASH
Cash at bank and in hand............................................          126                 73
Short-term deposits.................................................          520                 82
                                                                              ---               ----
  Total cash........................................................          646                155
                                                                              ---               ----
  Net cash/(borrowings).............................................          245               (574)
                                                                              ===               ====


         The U.S.$ Loan Notes are guaranteed by the Company and have a range of maturities from 1999 to 2005.

         LucasVarity is subject to various debt covenants relating to various financial and operating ratios.

         Included in bank loans are secured loans amounting to (pound)9 million (1998 - (pound)9 million). The security given by the various subsidiaries to which these relate is normally a charge on the land and buildings owned by those companies.

         At January 31, 1999 the weighted average interest rate on the bank loans and overdrafts was 5.9% (1998 - 6.6%).

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

16.  BORROWINGS (CONTINUED)


                                                                       JANUARY 31
                                                              ------------------------------
                                                                    1999           1998
                                                              ---------------- -------------
                                                                     ((POUND) MILLION)
BANK LOANS AND OVERDRAFTS ANALYSED BY MATURITY:
In one year or less or on demand.............................           53          382
Between one and two years....................................           15           17
Between two and three years..................................            4            3
Between three and four years.................................            2            3
Between four and five years..................................           --           --
Five years or more   -by instalments.........................            7            6
                                                                       ---          ---
                                                                        81          411
                                                                       ===          ===

OTHER BORROWINGS ANALYSED BY MATURITY:
In one year or less or on demand.............................            9           18
Between one and two years....................................           56            9
Between two and three years..................................           22           20
Between three and four years.................................           23           23
Between four and five years..................................           14           23
Five years or more   -by instalments.........................           16           30
                     -not by instalments.....................          100          100
                                                                       ---          ---
                                                                       240          223
                                                                       ===          ===

Total amounts payable by instalment part of which fall due
  after five years...........................................          105          114
                                                                       ===          ===

FINANCE LEASE OBLIGATIONS:
Obligations are payable as follows:
Within one year..............................................           13           14
Between one and two years....................................           13           14
Between two and three years..................................           12           15
Between three and four years.................................           10           12
Between four and five years..................................            9           11
Five years or more -by instalments...........................           23           29
                                                                       ---          ---
                                                                        80           95
                                                                       ===          ===

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

16.  BORROWINGS (CONTINUED)

Obligations under finance leases

         The future minimum lease payments for the years ended January 31 together with the present value of the net minimum lease payments were as follows:


                                                               JANUARY 31
                                                                  1999
                                                       --------------------------
                                                            ((POUND) MILLION)
2000................................................                19
2001................................................                17
2002................................................                15
2003................................................                13
2004................................................                11
Thereafter..........................................                28
                                                                   ---
                                                                   103
Less: amount representing lease interest............                23
                                                                   ---
Present value of net minimum capital lease payments.                80
                                                                   ===


Borrowings analysed by currency



                                         BANK LOANS AND        OTHER
                                           OVERDRAFTS        BORROWINGS       FINANCE LEASES       TOTAL
                                        ---------------- ------------------ ------------------ --------------
                                                                 ((POUND) MILLION)
JANUARY 31, 1999
Sterling...............................         5                 135               78              218
U.S. dollar............................         3                 105                2              110
French franc...........................         1                  --               --                1
German mark............................         8                  --               --                8
Other..................................        64                  --               --               64
                                              ---                 ---              ---              ---
                                               81                 240               80              401
                                              ===                 ===              ===              ===

JANUARY 31, 1998
Sterling...............................       290                  46               92              428
U.S. dollar............................        81                 177                3              261
French franc...........................         1                  --               --                1
German mark............................        10                  --               --               10
Other..................................        29                  --               --               29
                                              ---                 ---              ---              ---
                                              411                 223               95              729
                                              ===                 ===              ===              ===


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

16.  BORROWINGS (CONTINUED)

Banking facilities

         At January 31, 1999 the Group had substantial amounts of undrawn committed borrowing facilities analysed by country of origin as follows:


                                               EXPIRING                 EXPIRING
                                              WITHIN ONE               BEYOND ONE
                                                 YEAR                     YEAR                    TOTAL
                                       ---------------------- --------------------------- ---------------------
                                                                   ((POUND) MILLION)

United Kingdom.........................           --                       600                      600
Spain..................................           23                        --                       23
Germany................................           19                         9                       28
United States..........................           --                        46                       46
                                                 ---                       ---                      ---
                                                  42                       655                      697
                                                 ===                       ===                      ===


         In 1998, the Group entered into a financing agreement with various commercial banks to establish a revolving credit facility. This committed multicurrency advance facility permits the Group to borrow up to (pound)600 million through to maturity of May 2003, at 22.5 basis points over Libor. The Group pays quarterly an annual commitment fee of 0.10% on the unused portion of the commitment. The Group may withdraw from the agreement voluntarily by giving the agent not less than five business days notice of the Group's intention to cancel all or part of the unutilised portion of the total commitment. The lender may only withdraw from the agreement if there is an occurrence of an `Event of Default' as set out in the facility agreement, or if it is unlawful in any jurisdiction for a bank to give effect to any of its obligations under the agreement.

17.  PROVISIONS FOR LIABILITIES AND CHARGES


                                                                          PROVISIONS FOR
                              DEFERRED      PENSION     POST-RETIREMENT  RESTRUCTURING AND
                                TAX       OBLIGATIONS       BENEFITS           CLAIMS       OTHER PROVISIONS     TOTAL
                           ------------ -------------- ----------------- ------------------ ----------------- -----------
                                                                     ((POUND) MILLION)

At February 1, 1998.......      (12)           68             286                 99              104             545
Reclassification..........       --            (4)             --                 (8)              12              --
Transfer from corporate
  taxation payable........        8            --              --                 --               --               8
Exchange adjustments......       --             3              --                 --               --               3
Acquisition of subsidiary
  undertakings............       --            --              --                 --                1               1
Disposal of group
  undertakings............       --             9              (1)                (4)              16              20
Utilised in the year......       --            (8)            (22)               (57)             (32)           (119)
Charged in the year.......      (10)           (8)             25                 (2)              24              29
                                ---           ---             ---                ---              ---             ---
AT JANUARY 31, 1999.......      (14)           60             288                 28              125             487
                                ===           ===             ===                ===              ===             ===


         Certain of the opening balances have been reclassified to more appropriately reflect the nature of the provisions.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

18.  MINORITY INTERESTS


                                                                                     JANUARY 31
                                                                        ------------------------------------
                                                                               1999               1998
                                                                        ------------------- ----------------
                                                                                    ((POUND) MILLION)
Equity interests: minorities' share of net assets of subsidiaries......           63                 68
                                                                                 ===                ===



19.  DERIVATIVE FINANCIAL INSTRUMENTS

         The Group uses non-leveraged derivatives to manage its exposure to fluctuations in foreign currency exchange rates and interest rates. The Group does not become a party to derivatives for trading purposes; they are used exclusively for hedging purposes.

         Derivatives involve, to varying degrees, credit and market risk. With regard to credit risk, the Group may be exposed to loss in the event of non-performance by a counterparty. The Group controls credit risk by entering into derivative contracts only with highly credit rated counterparties and through credit approvals, limits and monitoring procedures. The Group has not experienced material non-performance by any counterparty.

         Market risk is the possibility that a change in interest rates or currency exchange rates will cause the value of a financial instrument to decrease or its obligations to become more costly to settle. When derivatives are used for hedging purposes, they generally do not expose the Group to market risk on a net basis because gains and losses on the derivatives largely offset losses and gains on the asset, liability or transaction being hedged.

         Risk management strategies are reviewed and approved by senior management before being implemented. Policy controls limit the maximum amount of positions that can be taken in any instrument and with any single counterparty.

Interest rate risk management

         In order to reduce the interest rate risk in respect of its debt portfolio, the Group from time to time enters into interest rate swap and similar agreements to change the interest payable on parts of its underlying borrowings from fixed rates to variable or variable rates to fixed. Accordingly, the Group is exposed to market risk to the extent that receipts and payments under interest rate agreements are affected by market interest rates. Interest amounts payable or receivable in respect of these agreements are recognised in earnings over the period of the agreement.

         As at January 31, 1999, there were no interest rate swaps or similar agreements outstanding. All interest rate swaps or similar agreements were terminated by the Group on September 15, 1998, at a cost of (pound)7 million. Details of interest rate swap agreements outstanding at the previous period end are set out in the table below.


                                                                                  INTEREST RATES
                            NOTIONAL                        -------------------------------------------------------
                            PRINCIPAL          MATURITY          FIXED       VARIABLE       FIXED        VARIABLE
                             BALANCE             DATES          PAYABLE     RECEIVABLE    RECEIVABLE     PAYABLE
                          --------------   ---------------  --------------------------- ------------- -------------
                           (MILLIONS)                               %             %             %             %
JANUARY 31, 1998
  U.S. dollars...........      217              1998-2005              --            --     6.43-8.57     6.91-8.60
  U.S. dollars...........      190              2002-2005       6.41-8.28     5.63-5.81            --            --



         In the event of counterparty default, the exposures created would be a function of the difference between the then prevailing market interest rates and the interest rates relevant to the particular interest rate swap agreement.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

19.  DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Foreign Exchange Risk Management-Borrowings

         In order to manage the relationship between the currency of denomination of the Group's borrowings and the currency of its investments in overseas assets, the Group from time to time enters into cross currency swap agreements. Accordingly, the Group is exposed to market risk to the extent that receipts and payments under cross currency swap agreements are affected by market interest rates and/or market foreign currency exchange rates. Interest amounts payable or receivable in respect of the agreement are recognised in earnings over the period of the agreement. Foreign currency gains and losses arising from these agreements are deferred and recognised when the underlying hedged transaction matures.

         As at January 31, 1999, there were no cross currency swaps or similar agreements outstanding. Details of cross currency swap agreements outstanding at the previous period end are set out in the table below.


                                                                                        INTEREST RATES
                                                                                    ------------------------
                                           NOTIONAL PRINCIPAL        MATURITY          FIXED       FIXED
                                                 BALANCE               DATE         RECEIVABLES   PAYABLE
                                           --------------------  -----------------  ------------ -----------
                                           (POUND)      U.S.$                         (POUND)      U.S.$
                                           MILLION     MILLION                           %           %
JANUARY 31, 1998
  U.S. dollars/sterling.................   55        100             1998              10.875       9.41

         In the event of counterparty default, the exposure created would be a function of: (a) the difference between the then prevailing market interest rates and the interest rates relevant to the cross currency swap agreement; and
(b) the difference between the then prevailing market foreign currency exchange rates and the foreign currency exchange rates relevant to the cross currency swap agreement.

Foreign exchange risk management

         In order to manage the Group's ongoing currency transaction exposure risks, substantially arising from its Aerospace business, forward exchange contracts of up to ten years' original duration have been entered into. A summary of forward exchange contracts outstanding at the period end is set out in the table below.

         The outstanding U.S. dollar forward exchange contracts as at January 31, 1998 included (pound)604 million equivalent of hedges entered into prior to January 31, 1998 in anticipation of the disposal of the VarityPerkins business in March 1998.


                                                                                    JANUARY 31
                                                                        -----------------------------------
                                                                              1999                 1998
                                                                        ------------------ ----------------
                                                                                 ((POUND) MILLION)
U.S. dollars........................................................            394              1,128
Other currencies....................................................             34                (49)
                                                                                ---              -----
                                                                                428              1,079
                                                                                ===              =====



         The unrealised exchange gains on these contracts amounted to(pound)64 million at January 31, 1999 (January 31, 1998 -(pound)42 million).

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

19.  DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

         The Group accounts for forward exchange contracts using the deferral method whereby gains and losses from these derivatives are deferred and recognised in earnings or as adjustments to carrying amounts, as appropriate, when the underlying hedged transaction occurs. In the event of counterparty default, the exposure created would be the difference between the contracted rate and the then prevailing market exchange rate in the case of these contracts. The Group has no reason currently to expect non-performance by counterparties to these arrangements.

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts and fair values of the material financial instruments of the Group are as follows:


                                                             JANUARY 31, 1999            JANUARY 31, 1998
                                                        --------------------------- ----------------------------
                                                          CARRYING                    CARRYING
                                                           AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                                        ------------- ------------- ------------- ---------------
                                                                              ((POUND) MILLION)
ASSETS
Cash..................................................         126           126            73             73
Short-term deposits...................................         520           520            82             82
LIABILITIES
Current borrowings:
  Bank loans and overdrafts...........................          53            53           382            382
  U.S. dollar Loan Notes..............................           9             9            18             18
Noncurrent borrowings:
  Bank loans..........................................          28            30            29             31
  U.S. dollar Loan Notes..............................          96           101           105            111
  Eurosterling Bonds..................................         100           171           100            147
OFF-BALANCE SHEET INSTRUMENTS
Interest rate swaps...................................          --            --            --             (8)
Forward exchange contracts-U.S. dollars...............          --            53            --             34
Forward exchange contracts-other currencies...........          --            11            --              8


         The following methods and assumptions were used by the Group in estimating its fair value disclosures for financial instruments:

         Cash, short-term deposits and current borrowings: the carrying amount reported in the balance sheet approximates their fair value due to their short-term nature.

         Noncurrent bank loans: certain of the Group's noncurrent bank loans are fixed interest loans. The fair value of loans is estimated using discounted cash flow analyses, based on the Group's current incremental borrowing rate for similar types of borrowing arrangement.

         U.S. dollar Loan Notes and Eurosterling Bonds: the fair value of the Group's U.S. dollar Loan Notes and Eurosterling Bonds is estimated using discounted cash flow analyses, based on the Group's current incremental borrowing rates for similar types of borrowing arrangements.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

         Interest rate swaps: the fair value of the Group's interest rate swap agreements is based on discounted cash flow analyses.

         Forward exchange contracts: the fair value of the Group's forward exchange contracts is obtained by multiplying the contracted amounts under the forward contracts by the difference between the forward rate available for the remaining maturity of the contracts and the contracted forward rates.

21.  PENSIONS AND POST-RETIREMENT HEALTH CARE BENEFITS

PENSIONS

         The Group operates a number of pension schemes throughout the world in accordance with local conditions and practices. The majority are defined benefit schemes where the assets are held in trust funds separate from the Group's finances. Pension expense is assessed in accordance with the advice of independent professionally qualified actuaries and is disclosed in Note 4.


U.K.

         The largest scheme, representing over 80% of Group pension liabilities, is the Lucas Pension Scheme for U.K. employees, a defined benefit scheme. The latest actuarial valuation of the Scheme was as at March 31, 1997. At that time the market value of the Scheme assets was (pound)3,047 million. The assessed value of these assets was sufficient to cover 141% of the benefits accrued to members, after allowing for expected future increases in earnings. Company contributions to the Scheme are suspended.

         In this latest funding valuation, assets were taken into account at 88% of their market value, which reflects the average level of investment markets over the 12 months prior to the valuation date. The main assumptions used for valuing liabilities were as follows:

                  LPI pension increases ....  4.0% per annum
                  Earnings increases .......  6.0% per annum
                  Return on investments ....  8.0% per annum

         Pension expense was determined using the projected unit method and on the basis of the above funding assumptions except that the investment return pre-retirement was 9.0% per annum.

         As a result of this significant surplus in the Lucas Pension Scheme, the regular pension cost of (pound)30 million is more than offset by the amortisation of surplus. As a prudent measure, no credit is recognised and the net pension expense in respect of the U.K. Scheme is reduced to zero. There are no outstanding or prepaid contributions at the balance sheet date.

         With effect from March 11, 1998 the Group disposed of VarityPerkins. The write-off of the accumulated provision in respect of Perkins' pension schemes is disclosed in Note 17. There was no material pension expense from these schemes for the period prior to the disposal.

REST OF THE WORLD

         In the U.S. and in Canada, the Group operates a number of defined benefit and defined contribution schemes. During the year some plans converted to a defined contribution basis. The impact of this, including a one-off recognition of prior year accumulated surplus, is reflected in the pension expense.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

21.  PENSIONS AND POST-RETIREMENT HEALTH CARE BENEFITS (CONTINUED)

     The principal U.S. plans are defined benefit schemes. The market value of their assets at January 31, 1999 was (pound)204 million and this was sufficient to cover 99% of the projected benefits that had accrued to members. Pension expense was determined using the projected unit method using U.S. GAAP valuation principles which are materially in line with those required under U.K. GAAP. The principal assumptions used were a discount rate of 6.5% per annum and an assumed return on assets of 9.0% per annum.

     In France the Group contributes to State and independent schemes at prescribed rates. In Germany the Group has defined benefit pension obligations which, in some schemes, are partly funded by insurance policies. The unfunded portion of these and other schemes are included in provisions in Note 17.

POST-RETIREMENT HEALTH CARE

         The Group also operates a number of schemes, primarily in the U.S., which provide employees with post-employment benefits in respect of health care. These plans are generally unfunded. The liability in respect of these benefits is assessed by independent professionally qualified actuaries using the projected unit method and is included under provisions. The major assumptions were a discount rate of 7.0% per annum and an ultimate rate of inflation of medical expenses of 5.0% per annum.

         During the year lawsuits relating to the benefit obligation of some schemes were settled. The impact of these settlements was fully covered by existing provisions.


22.  SHARE COMPENSATION PLANS

         LucasVarity has in existence eight employee plans (collectively, the "LucasVarity Share Option Schemes"), of which two plans were formed in contemplation of the Merger. LucasVarity has four plans inherited from Lucas Industries. By virtue of a change to the Articles of Association of Lucas Industries, approved by shareholders at an Extraordinary General Meeting of that company held on August 13, 1996, the Lucas Industries Ordinary Shares to be issued following the exercise of options under the Lucas Industries Executive Share Option Scheme (1984) and both Savings-Related Share Option Schemes will be exchanged for LucasVarity Ordinary Shares on the same terms as set out in the Scheme of Arrangement dated September 6, 1996. Options granted under the Lucas Industries 1994 Executive Share Option Scheme have been rolled over into Ordinary Shares of LucasVarity.

         In addition, Varity had two plans under which by a resolution of a Committee of the Board of LucasVarity passed on September 5, 1996 the options over Varity Common Stock granted under the Varity Stock Option Plans shown below were deemed, with effect from September 6, 1996 to constitute options to acquire, on the same terms and conditions, LucasVarity Ordinary Shares in the form of American Depositary Shares (ADSs), at option prices calculated by dividing the aggregate purchase price of each option by the number of ADSs comprised in that option. A LucasVarity ADS represents the right to receive 10 LucasVarity Ordinary Shares.

EXECUTIVE SHARE OPTION PLANS

         LucasVarity 1996 Executive Share Option Scheme. The 1996 Scheme is available for the grant of options to purchase LucasVarity Ordinary Shares to full time employees or executive Directors who are not within two years of normal retirement, as selected by the Remuneration Committee of LucasVarity's Board of Directors. The price per LucasVarity Ordinary Share at which options may be exercised is the market price at the time of grant. In most circumstances a performance requirement must be satisfied before an option can be exercised. The performance standard adopted by the Remuneration Committee is that the Total Shareholder Return (TSR) of LucasVarity measured over a ten year period commencing with the date of grant must equal or exceed the TSR of

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

22.  SHARE COMPENSATION PLANS (CONTINUED)

the FTSE 100 company ranked 50th by TSR over the same period. The test will be repeated quarterly until the requirement is satisfied or the option expires.

         Normally, options may only be exercised after three years and within ten years from their initial date of grant and where the participant remains an employee. If a participant ceases to be an employee under certain circumstances, including death, the option will be exercisable within a specified period from the date of the event causing such termination of employment. Special provisions also apply if LucasVarity is taken over or reorganised. Under the rules of the 1996 Scheme, the Directors of LucasVarity have the discretion to allow participants to exercise their options within a specified period from the date on which a scheme of arrangement becomes effective.

         Certain minor amendments may be made to the rules of the 1996 Scheme by the Directors to benefit its administration or to obtain favourable tax or other treatment.

         Lucas Industries 1994 Executive Share Option Scheme. The 1994 Scheme is now closed but options remain outstanding which were granted on terms similar to the LucasVarity 1996 Executive Share Option Scheme although the performance requirement was waived as a result of the Merger.

         Lucas Industries Executive Share Option Share Scheme (1984). Although the 1984 Executive Scheme expired on its tenth anniversary, options remain outstanding which were granted on terms similar to the 1994 Executive Scheme, although there is no performance requirement.

         Varity Corporation Shareholder Value Incentive Plan (1993). The plan is now closed but options remain outstanding. As a result of the Merger, the options became automatically exercisable.

         Varity Corporation Executive Stock Option Plan (1983). Although the Varity Corporation Executive Stock Option Plan expired, options remain outstanding. As a result of the Merger, the options became automatically exercisable.

SAVINGS-RELATED SHARE OPTION PLANS

         LucasVarity Employees' 1996 Savings-Related Share Option Scheme. The 1996 SAYE Scheme is available to all U.K. employees who have completed at least three years' continuous service. Participants contribute a specified amount to a savings contract for a period of 5 years in conjunction with which they are granted an option to subscribe for LucasVarity Ordinary Shares out of the repayments made under that contract at the end of 5 or 7 years. The exercise price of any particular option may be discounted by no less than 80% of the market value at the time of grant.

         Options may normally only be exercised within the 6 month period following the 5 or 7 year duration of the contract. If a participant ceases to be an employee under certain circumstances, including death, the option will be exercisable within a specified period from the date of the event causing such termination of employment. Early exercise is permitted where LucasVarity is taken over or reorganised, and participants who have held their options for three years or more from the date of grant may exercise their options within a period of six months from the date on which the scheme of arrangement is sanctioned by the court.

         Lucas Industries Employees' 1991 Savings-Related Share Option Scheme. The 1991 SAYE Scheme is now closed but options remain outstanding which were granted on terms similar to the LucasVarity 1996 SAYE Scheme.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

22.  SHARE COMPENSATION PLANS (CONTINUED)

         Lucas Industries Employees' 1981 Savings-Related Share Option Scheme. Although the Lucas Industries Employees' 1981 Savings Related Share Option Scheme expired on its tenth anniversary, options remain outstanding which have been granted on terms similar to the 1996 LucasVarity SAYE Scheme.

LUCASVARITY ORDINARY SHARE BASED PLANS

         Movements in outstanding options are summarised as follows:



                                                                                      SAVINGS-RELATED
                                         EXECUTIVE OPTION SCHEMES                      OPTION SCHEMES
                                ----------------------------------------  ---------------------------------------
                                                   WEIGHTED-AVERAGE                          WEIGHTED-AVERAGE
                                                ------------------------                  -----------------------
                                                            FAIR VALUE                                FAIR VALUE
                                  NUMBER OF     EXERCISE    OF OPTIONS      NUMBER OF     EXERCISE    OF OPTIONS
                                   OPTIONS       PRICE(P)   GRANTED(P)       OPTIONS       PRICE(P)   GRANTED(P)
                                --------------- ----------- ------------  --------------- -----------------------

OUTSTANDING AUGUST 1, 1995....    10,153,486       151.3                    36,726,833         122.7
Granted.......................     1,331,077       198.7       53.1          6,513,955         171.2      75.0
Exercised.....................    (2,308,937)      133.9                    (4,454,544)        107.1
Lapsed or cancelled...........    (1,049,720)      140.9                    (1,863,678)        133.9
                                  ----------                                ----------
OUTSTANDING JULY 31, 1996.....     8,125,906       165.3                    36,922,566         132.6
Granted.......................     3,652,000       246.5       71.0                 --            --
Exercised.....................      (259,224)      175.1                      (552,574)         99.9
Lapsed or cancelled...........      (758,281)      204.6                      (825,668)        138.8
                                  ----------                                ----------
OUTSTANDING JANUARY 31, 1997..    10,760,401       190.6                    35,544,324         133.0
Granted.......................     6,078,448       185.3       58.0         11,374,122         154.8      81.0
Exercised.....................    (2,879,725)      143.4                   (10,371,780)         90.8
Lapsed or cancelled...........      (495,725)      211.6                    (2,477,987)        155.1
                                  ----------                                ----------
OUTSTANDING JANUARY 31, 1998..    13,463,399       197.5                    34,068,679         151.5
Granted.......................    13,367,870       228.2       73.7                 --            --
Exercised.....................    (1,531,810)      175.0                    (2,311,665)        132.0
Lapsed or cancelled...........      (567,347)      222.7                    (2,697,380)        157.6
                                  ----------                                ----------
OUTSTANDING JANUARY 31, 1999..    24,732,112       214.9                    29,059,634         152.5
                                  ==========       =====                    ==========         =====
EXERCISABLE JANUARY 31, 1999..     2,674,528       172.1                            --            --
                                  ==========       =====                    ==========         =====




         The weighted-average fair value of options granted were estimated using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield 1.98% (1998 - 2.17%; 1997, 1996 - 2.28%), expected volatility of 36.9% (1998 - 28.8%; 1997, 1996 - 27.3%), risk-free interest of
4.3% (1998 - 7.0%; 1997, 1996 - 5.43%) and expected life of 5 years (1998,
1997, 1996 - 5 years).

         Summarised information about Executive stock options outstanding under the LucasVarity and former Lucas Industries plans at January 31, 1999:


                                       OPTIONS OUTSTANDING                           OPTIONS EXERCISABLE
                       -----------------------------------------------------   ---------------------------------
                                       WEIGHTED-AVERAGE
  RANGE OF EXERCISE       NUMBER          REMAINING       WEIGHTED-AVERAGE        NUMBER      WEIGHTED-AVERAGE
      PRICES(P)         OUTSTANDING    CONTRACTUAL LIFE   EXERCISE PRICE(P)     EXERCISABLE   EXERCISE PRICE(P)
 -------------------   -------------- ------------------- ------------------   -------------- ------------------
   83.0 to  95.1             75,890          3.7 years            95.1               75,890             95.1
   95.2 to 132.9            405,832          3.7                 113.0              405,832            113.0
  133.0 to 170.0            355,858          1.8                 150.5              355,858            150.5
  170.1 to 208.6         11,740,061          8.4                 189.2            1,836,948            192.5
  208.7 to 267.0         12,154,471          8.9                 245.8                   --               --
  --------------         ----------                                               ---------
   83.0 to 267.0         24,732,112          8.4                 214.9            2,674,528            172.1
  ==============         ==========                                               =========


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

22.  SHARE COMPENSATION PLANS (CONTINUED)

         Summarised information about savings-related stock options outstanding under the LucasVarity and former Lucas Industries plans at January 31, 1999:


                                                                    OPTIONS OUTSTANDING
                                               --------------------------------------------------------------
                                                                   WEIGHTED-AVERAGE
                                                   NUMBER             REMAINING           WEIGHTED-AVERAGE
       RANGE OF EXERCISE PRICES(P)              OUTSTANDING        CONTRACTUAL LIFE       EXERCISE PRICE(P)
------------------------------------------     ---------------   ---------------------   --------------------
             83.0  to  95.1                         2,442,031              0.4 years             83.0
             95.2  to 132.9                                --              --                      --
            133.0  to 170.0                        21,607,470              4.0                  156.0
            170.1  to 208.6                         5,010,133              4.4                  171.2
            ---------------                        ----------
             83.0  to 208.6                        29,059,634              3.8                  152.5
            ===============                        ==========

         None of the savings-related stock options are currently exercisable.

LUCASVARITY ADS BASED PLANS

         Summarised information about options for ADSs outstanding under the former Varity plans at January 31, 1999:



                                                                                  PERFORMANCE-BASED
                                                                       ----------------------------------------
                                                                                            WEIGHTED-AVERAGE
                                                                        NUMBER OF OPTIONS   EXERCISE PRICE($)
                                                                       ------------------- --------------------
OUTSTANDING SEPTEMBER 6, 1996.......................................         4,179,363             30.55
Exercised...........................................................          (200,585)            25.57
Lapsed or cancelled.................................................            (5,244)            38.74
                                                                             ---------
OUTSTANDING JANUARY 31, 1997........................................         3,973,534             30.79
Granted.............................................................             4,899             29.35
Exercised...........................................................           (71,603)            29.80
                                                                             ---------
OUTSTANDING JANUARY 31, 1998........................................         3,906,830             30.75
Exercised...........................................................          (965,894)            31.73
                                                                             ---------
OUTSTANDING JANUARY 31, 1999........................................         2,940,936             30.53
                                                                             =========




                                                                    OPTIONS OUTSTANDING
                                               --------------------------------------------------------------
                                                                   WEIGHTED-AVERAGE
                                                   NUMBER              REMAINING           WEIGHTED-AVERAGE
        RANGE OF EXERCISE PRICES($)              OUTSTANDING        CONTRACTUAL LIFE       EXERCISE PRICE($)
------------------------------------------     ---------------   ---------------------   --------------------
              8.40 to 30.43                         1,679,856               5.4 years             25.22
             30.44 to 42.57                         1,261,080               5.3                   37.59
             --------------                         ---------
              8.40 to 42.57                         2,940,936               5.4                   30.53
             ==============                         =========


         By virtue of change of control provisions in the Varity plans, all stock options are currently exercisable.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

23.  NOTES TO THE STATEMENTS OF CASH FLOWS

(i)  NET CASH INFLOW FROM OPERATING ACTIVITIES



                                                                            SIX MONTHS
                                                  YEAR ENDED JANUARY 31       ENDED        YEAR ENDED
                                                --------------------------- JANUARY 31       JULY 31
                                                    1999        1998          1997            1996
                                                ------------- ------------ -------------- ---------------
                                                                  ((POUND) MILLION)
Total operating profit/(loss)...............         348         401          (128)          233
Share of profit of associated undertakings..          (4)         (7)           (3)           (6)
Depreciation................................         163         167            96            91
Amortisation of intangible fixed assets.....           1           1            --            --
Profit on sale of current asset investment..          --         (13)           --            --
Provision for restructuring.................          --          --           173            --
Utilisation of provision for restructuring..         (59)       (125)          (30)          (98)
Decrease in other provisions................         (28)        (47)           (9)          (24)
Decrease in inventory.......................           3           5             3            16
(Increase)/decrease in receivables..........         (64)        (60)           11           (12)
Increase/(decrease) in accounts payable.....          31         129           (12)          (15)
Exchange rate adjustments...................          --          --            --            (5)
                                                     ---         ---           ---           ---
Net cash inflow from operating activities...         391         451           101           180
                                                     ===         ===           ===           ===


(ii) RECONCILIATION OF NET CASH FLOW TO MOVEMENTS IN NET DEBT



                                                                         SIX MONTHS
                                                   YEAR ENDED JANUARY 31    ENDED      YEAR ENDED
                                                  ----------------------  JANUARY 31     JULY 31
                                                    1999        1998         1997          1996
                                                  --------  -----------   -----------  -----------
                                                                 ((POUND) MILLION)
Increase/(decrease) in cash in the period .......     64         (17)          (43)           41
Cash outflow/(inflow) from decrease/(increase) in
  debt and lease financing ......................    313         (11)          (81)          (52)
Cash outflow/(inflow) from increase/(decrease) in
  liquid resources ..............................    438         (18)          (24)          (95)
                                                    ----        ----          ----          ----
Change in net debt resulting from cash flows ....    815         (46)         (148)         (106)

Bank loans acquired with subsidiary undertakings      --         (47)           (4)           (3)
Short-term deposits acquired with subsidiary
  undertakings ..................................     --          --            18            --
Finance leases disposed of with subsidiary
  undertakings ..................................      3          --            --            --
Cancellation of finance leases ..................      3          --            --            --
Conversion of 5 1/4% Convertible Bonds ..........     --          --            --             1
New finance lease commitments ...................     (5)        (14)           (8)          (24)
Exchange movements ..............................      3          (4)           (3)           (4)
                                                    ----        ----          ----          ----
Movement in net debt in period ..................    819        (111)         (145)         (136)
Net debt at beginning of period .................   (574)       (463)         (318)         (182)
                                                    ----        ----          ----          ----
Net cash/(debt) at end of period ................    245        (574)         (463)         (318)
                                                     ===        ====          ====          ====


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

23.  NOTES TO THE STATEMENTS OF CASH FLOWS (CONTINUED)

(iii)  ANALYSIS OF NET DEBT


                                                        ACQUISITION
                                                         (EXCLUDING      OTHER
                               AUGUST 1                     CASH &      NON-CASH      EXCHANGE      JULY 31
                                 1995       CASH FLOWS   OVERDRAFTS)    CHANGES       MOVEMENT        1996
                             ----------- -------------- ------------- ------------- ------------- ------------
                                                             ((POUND) MILLION)
Cash at bank and in hand....      121            27          --            --            (2)           146
Bank overdrafts.............      (40)           14          --            --            --            (26)
                                 ----          ----         ---           ---           ---           ----
  Total cash and overdrafts.       81            41          --            --            (2)           120
Short-term deposits.........      209           (95)         --            --             2            116
Bank loans..................     (140)          (66)         (3)           --            --           (209)
Other borrowings............     (236)           --          --             1            (4)          (239)
Finance lease obligations...      (96)           14          --           (24)           --           (106)
                                 ----          ----         ---           ---           ---           ----
  Net borrowings............     (182)         (106)         (3)          (23)           (4)          (318)
                                 ====          ====         ===           ===           ===           ====




                                                        ACQUISITION
                                                         (EXCLUDING      OTHER
                               AUGUST 1                     CASH &      NON-CASH      EXCHANGE     JANUARY 31
                                 1996       CASH FLOWS   OVERDRAFTS)    CHANGES       MOVEMENT        1997
                             ----------- -------------- ------------- ------------- ------------- ------------
                                                            ((POUND) MILLION)

Cash at bank and in hand....      146           (14)         --            --           (13)           119
Bank overdrafts.............      (26)          (29)         --            --             2            (53)
                                 ----          ----         ---           ---           ---           ----
  Total cash and overdrafts.      120           (43)         --            --           (11)            66
Short-term deposits.........      116           (24)         18            --            (2)           108
Bank loans..................     (209)         (101)         (4)           --             6           (308)
Other borrowings............     (239)            9          --            --             4           (226)
Finance lease obligations...     (106)           11          --            (8)           --           (103)
                                 ----          ----         ---           ---           ---           ----
  Net borrowings............     (318)         (148)         14            (8)           (3)          (463)
                                 ====          ====         ===           ===           ===           ====



                                                        ACQUISITION
                                                         (EXCLUDING      OTHER
                             FEBRUARY 1                     CASH &      NON-CASH      EXCHANGE     JANUARY 31
                                 1997       CASH FLOWS   OVERDRAFTS)    CHANGES       MOVEMENT        1998
                             ----------- -------------- ------------- ------------- ------------- ------------
                                                            ((POUND) MILLION)
Cash at bank and in hand....      119           (37)         --            --            (9)            73
Bank overdrafts.............      (53)           20          --            --             3            (30)
                                 ----          ----         ---           ---           ---           ----
  Total cash and overdrafts.       66           (17)         --            --            (6)            43
Short-term deposits.........      108           (18)         --            --            (8)            82
Bank loans..................     (308)          (33)        (47)           --             7           (381)
Other borrowings............     (226)           --          --            --             3           (223)
Finance lease obligations...     (103)           22          --           (14)           --            (95)
                                 ----          ----         ---           ---           ---           ----
  Net borrowings............     (463)          (46)        (47)          (14)           (4)          (574)
                                 ====          ====         ===           ===           ===           ====


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

23.  NOTES TO THE STATEMENTS OF CASH FLOWS (CONTINUED)



                                                         DISPOSALS
                                                         (EXCLUDING      OTHER
                              FEBRUARY 1                   CASH &      NON-CASH       EXCHANGE     JANUARY 31
                                 1998       CASH FLOWS   OVERDRAFTS)    CHANGES       MOVEMENT        1999
                             ----------- -------------- ------------- ------------- ------------- ------------
                                                                 ((POUND) MILLION)
Cash at bank and in hand....       73            48          --              --             5          126
Bank overdrafts.............      (30)           16          --              --            (5)         (19)
                                 ----          ----         ---             ---           ---          ----
  Total cash and overdrafts.       43            64          --              --            --          107
Short-term deposits.........       82           438          --              --            --          520
Bank loans..................     (381)          316          --              --             3          (62)
Other borrowings............     (223)          (17)         --              --            --         (240)
Finance lease obligations...      (95)           14           3              (2)           --          (80)
                                 ----          ----         ---             ---           ---          ----
  Net (borrowings)/cash.....     (574)          815           3              (2)            3          245
                                 ====          ====         ===             ===           ===          ====

24.  DIRECTORS' EMOLUMENTS AND INTERESTS

         The emoluments of the executive and non-executive Directors for the year to January 31, 1999 were as follows:


                                                                         YEAR ENDED JANUARY 31
                                                                   ---------------------------------
                                                                         1999              1998
                                                                   ----------------- ---------------
                                                                         (POUND)          (POUND)

    Basic salary.................................................       1,620,821        1,465,269
    Fees.........................................................         222,013          235,459
    Bonus (a)....................................................       1,265,433        1,083,308
    Benefits in kind.............................................         117,037          129,354
                                                                        ---------        ---------
    Total........................................................       3,225,304        2,913,390
                                                                        =========        =========


         (a) Bonus shown is that earned during the year to January 31, 1999 and payable in March 1999.

         The amount attributable to the highest paid Director, V A Rice, was (pound)1,420,983 (1998 - (pound)1,265,597).

         The Group contributed a total amount of (pound)63,367 (1998 - (pound)25,947) during the year to pension arrangements of two of the Directors. No contributions were made in respect of pension arrangements for V A Rice during the period, except a Group matching contribution of (pound)28,350 into a defined contribution retirement savings plan.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

24.  DIRECTORS' EMOLUMENTS AND INTERESTS (CONTINUED)

         The Directors of LucasVarity plc during the period, and their interests in the Ordinary Shares of LucasVarity plc, which were held beneficially, were as follows:


                                                                           ORDINARY SHARES AT JANUARY 31
                                                                        -----------------------------------
                                                                               1999              1998
                                                                        ----------------- -----------------

E A Wallis............................................................           5,234            5,234
V A Rice..............................................................       1,112,410        1,060,458
J A Gilroy............................................................         296,379          202,960
N D Arnold............................................................         298,801          244,530
T N Davidson..........................................................         160,820          119,420
R M Gates.............................................................          17,010           13,010
S Gillibrand..........................................................          15,163           15,163
Sir Bryan Nicholson...................................................          72,430           31,030
Sir Brian Pearse (resigned May 15, 1998)..............................              --           21,104
Dr. A W Rudge.........................................................           5,000            5,000
W S Rustand...........................................................          22,380           22,380



                                        OPTIONS ON                                             OPTIONS ON
                                     ORDINARY SHARES   OPTIONS GRANTED  OPTIONS EXERCISED   ORDINARY SHARES
                                      AT JANUARY 31    DURING THE YEAR   DURING THE YEAR     AT JANUARY 31
                                           1999                                                   1998
                                     ----------------- ---------------  ------------------- -----------------

V A Rice...........................      12,338,990          950,000           200,000       11,588,990
J A Gilroy.........................       4,582,010          550,000                --        4,032,010
N D Arnold.........................       3,236,340          450,000                --        2,786,340
T N Davidson.......................         124,200               --            41,400          165,600
R M Gates..........................         124,200               --                --          124,200
Sir Bryan Nicholson................         124,200               --            41,400          165,600
W S Rustand........................         124,200               --                --          124,200

Since the year end, there have been no further options granted.

         The Directors retiring by rotation in accordance with the Articles of Association are E A Wallis, R M Gates and J A Gilroy and, being eligible, each offers himself for re-election.

         Of the Directors being proposed for re-election only J A Gilroy has a service agreement with the Group, which is terminable upon two years' notice.

         None of the Directors has any beneficial interest in shares of subsidiary undertakings or in the listed preference shares of Lucas Industries plc.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

24.  DIRECTORS' EMOLUMENTS AND INTERESTS (CONTINUED)

GLOBAL SHARE PLAN

         Executive Directors are also eligible to participate in the LucasVarity Global Share Plan which is available to employees generally. Under this Plan, a custodian purchases shares monthly using participants' salary deductions up to a maximum of (pound)3,000 per annum.

         Further shares, representing 10% of the value of the participant's contributions, are purchased with contributions from the Company each month and vest immediately. An additional 10% of shares are purchased with further contributions from the Company for each year the shares are retained in the Plan up to five years after original purchase.

SERVICE AGREEMENTS

         The period of notice required to be given by the Company to terminate the service agreements of executive Directors is two years.

         Based upon their contracts at the time of the merger, V A Rice, J A Gilroy and N D Arnold have change-in-control agreements which provide certain benefits if employment ceases under certain circumstances prior to, in the case of V A Rice, September 6, 1999 (or September 6, 2001 if notice of termination of employment has been given prior to September 6, 1999) and in the case of J A Gilroy and N D Arnold, January 1, 2002.

         The Remuneration Committee believes that these arrangements are appropriate and necessary to provide long-term motivation and to maximise shareholder value.

         The benefits under the change-in-control agreements include, in addition to benefits which have accrued at the date of termination:

         i) a lump sum payment equal to a multiple of basic salary (excluding bonuses) at the date of termination or the occurrence of the change-in-control, whichever is greater, and the highest bonus earned during any of the previous three financial years. In the case of V A Rice the multiple is 4.4 and J A Gilroy and N D Arnold 3.35; and

         ii) a right to have all options granted prior to September 6, 1996 purchased at a price equal to the difference between the exercise price and the higher of the market price of LucasVarity Ordinary Shares at the date of termination or the highest price paid by a person or group in an acquisition which has resulted in a change-in-control, or alternatively a five-year interest-free loan to exercise the options. In either case all legal fees or (to the extent permitted by law) tax incurred will be reimbursed.

         These arrangements will not be renewed when they lapse.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

25.  CONTINGENT LIABILITIES AND COMMITMENTS

(i)  CAPITAL COMMITMENTS


                                                                                JANUARY 31
                                                                     ----------------------------------
                                                                           1999             1998
                                                                     ----------------- ----------------
                                                                             ((POUND) MILLION)
Contracted but not provided.......................................           39               37
                                                                            ===              ===

(ii)  LEASING COMMITMENTS


                                                       PROPERTIES                      PLANT AND EQUIPMENT
                                                       JANUARY 31                          JANUARY 31
                                           -----------------------------------   --------------------------------
                                                 1999              1998               1999            1998
                                           ----------------- -----------------   -------------  -----------------
                                                                     ((POUND) MILLION)
Operating leases
The annual charge for leases terminating:
  Within one year.........................          1                1                    5              6
  One to five years.......................          3                4                   10             11
  Over five years.........................          3                7                    6              2
                                                  ---              ---                  ---            ---
                                                    7               12                   21             19
                                                  ===              ===                  ===            ===


         The majority of property leases are subject to rent reviews.

         The future minimum lease payments for noncancellable operating leases for the years ended January 31 are as follows:


                                                                             JANUARY 31, 1999
                                                                            -------------------
                                                                             ((POUND) MILLION)
2000.......................................................................           28
2001.......................................................................           23
2002.......................................................................           14
2003.......................................................................           11
2004.......................................................................            9
Thereafter.................................................................           18
                                                                                     ---
                                                                                     103
                                                                                     ===

(iii)  CONTINGENT LIABILITIES

         In the normal course of business, the Group gives certain indemnities and also enters into forward commitments for the purchase and sale of foreign currencies. Such commitments are only entered into on the basis of forecast requirements.

Product liability

         The sale of products utilised in the automotive and aerospace industries (particularly products utilised in the control systems of vehicles and aircraft) entail an inherent risk of product liability claims. Although LucasVarity's products are subjected to rigorous testing procedures, a design or manufacturing error could have catastrophic consequences and result in LucasVarity being named as a defendant in lawsuits asserting potentially large claims. Although LucasVarity has product liability insurance coverage, there can be no assurance that the coverage of these policies will be adequate or that future product liability insurance will be available on acceptable terms. Moreover, such insurance does not cover punitive damage awards. A successful claim against LucasVarity resulting in awards in excess of policy limits could have a material adverse effect on LucasVarity's financial condition and results of operations.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

26.  DEFERRED TAXATION


                                                                     JANUARY 31
                                                          ----------------------------------
                                                                1999             1998
                                                          ----------------- ----------------
                                                                 ((POUND) MILLION)
Accounted for:
  Tax on excess of capital allowances over depreciation...        14                20
  Other timing differences................................       (24)              (28)
  Advance Corporation Tax recoverable.....................        (4)               (4)
                                                                 ---               ---
                                                                 (14)              (12)
                                                                 ===               ===
Not accounted for:
  Tax on excess of capital allowances over depreciation...        68                64
  Other timing differences................................       (42)               (6)
                                                                 ---               ---
                                                                  26                58
                                                                 ===               ===


         No provision has been made for potential taxation which could arise on the remittance to the United Kingdom of retained overseas earnings or on the disposal of revalued property, as no remittances or disposals are envisaged in the foreseeable future which would give rise to a material liability.

         Surplus Advance Corporation Tax amounting to (pound)65 million (1998 - (pound)87 million), of which (pound)4 million (1998 - (pound)4 million) is referred to above, is available for set-off against future U.K. corporation tax and deferred tax liabilities. The tax value of losses carried forward is (pound)47 million (1998 - (pound)99 million). The tax value of losses carried forward generally have no expiry date except for those in the United States where (pound)19 million will expire between 2010 and 2011.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

27.  NUMBERS OF EMPLOYEES


                                                                 JANUARY 31
                                                ----------------------------------------------     JULY 31
                                                      1999            1998           1997            1996
                                                --------------- --------------- -------------- ---------------
HEADCOUNT:
At the end of each period the actual numbers of
 employees were as follows:
      United Kingdom.........................         16,978          25,685       26,829            22,935
      Rest of World..........................         30,745          31,269       30,230            23,743
                                                      ------          ------       ------            ------
                                                      47,723          56,954       57,059            46,678
                                                      ======          ======       ======            ======





                                                                                 SIX MONTHS
                                                     YEAR ENDED JANUARY 31         ENDED        YEAR ENDED
                                                 ------------------------------  JANUARY 31       JULY 31
                                                      1999           1998           1997           1996
                                                 --------------  --------------  ------------- --------------
AVERAGE NUMBERS OF EMPLOYEES:
BY CLASS OF BUSINESS:
Automotive.......................................      44,219         44,154         42,754          41,042
Aerospace........................................       6,709          6,872          7,950           6,688
Corporate........................................         169            300            685              --
Discontinued operations - Diesel Engines.........         399          4,620          3,878              --
                                                       ------         ------         ------          ------
                                                       51,496         55,946         55,267          47,730
                                                       ======         ======         ======          ======

BY GEOGRAPHICAL REGION:
United Kingdom...................................      19,776         25,530         26,105          23,616
Rest of World....................................      31,720         30,416         29,162          24,114
                                                       ------         ------         ------          ------
                                                       51,496         55,946         55,267          47,730
                                                       ======         ======         ======          ======


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

28.  PURCHASE OF SUBSIDIARY UNDERTAKINGS

(i) YEAR ENDED JANUARY 31, 1999

         The Group acquired the business of AF Dormeyer Manufacturing Corp. Inc. during October and the 39% minority interest in Lucas Autobrzdy s.r.o. in December. Both transactions were accounted for as acquisitions. The total goodwill arising of (pound)6 million has been capitalised within intangible fixed assets (see note 13).


                                                                 BOOK VALUE      REVALUATIONS
                                                                 OF ASSETS           AND
                                                                  ACQUIRED        PROVISIONS       FAIR VALUE
                                                              ---------------- ----------------- -------------
                                                                              ((POUND) MILLION)

Cash and overdrafts..........................................          1               --                1
Working capital..............................................          1               (2)              (1)
Tangible fixed assets........................................          2               --                2
Minority interest............................................          7               --                7
Provisions...................................................         (1)              --               (1)
                                                                     ---              ---              ---
      Net assets acquired....................................         10               (2)               8
                                                                     ---              ---
Goodwill capitalised.........................................                                            6
                                                                                                       ---
      Total consideration....................................                                           14
                                                                                                       ===

Satisfied by:
  Cash consideration.........................................                                           13
  Deferred consideration.....................................                                            1
                                                                                                       ---
      Total consideration....................................                                           14
                                                                                                       ===
The net outflow of cash in respect of the purchase of subsidiary undertakings is as follows:
    Cash consideration.......................................                                           13
    Cash balances of subsidiary undertakings purchased.......                                           (1)
                                                                                                       ---
                                                                                                        12
     Deferred consideration paid.............................                                           27
                                                                                                       ---
                                                                                                        39
                                                                                                       ===


         The cash flows of subsidiary undertakings acquired during the year are not material.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

28.  PURCHASE OF SUBSIDIARY UNDERTAKINGS (CONTINUED)

(ii) YEAR ENDED JANUARY 31, 1998


                                                                 BOOK VALUE      REVALUATIONS
                                                                 OF ASSETS            AND
                                                                  ACQUIRED         PROVISIONS       FAIR VALUE
                                                              ---------------- ----------------- --------------
                                                                                 ((POUND) MILLION)

Cash and overdrafts..........................................           31               --             31
Working capital..............................................           45               (7)            38
Tangible fixed assets........................................           78               (1)            77
Fixed asset investments......................................            2               --              2
Taxation payables............................................           (3)               1             (2)
Borrowings...................................................          (47)              --            (47)
Provisions...................................................           (8)              (3)           (11)
                                                                       ---              ---            ---
      Net assets acquired....................................           98              (10)            88
                                                                       ---              ---
Minority shareholders' interest..............................                                          (20)
Share of net assets of associated undertaking................                                          (15)
Goodwill set-off against reserves............................                                           87
                                                                                                       ---
      Total consideration....................................                                          140
                                                                                                       ===
Satisfied by:
  Cash consideration.........................................                                           91
  Deferred consideration.....................................                                           49
                                                                                                       ---
      Total consideration....................................                                          140
                                                                                                       ===
The net outflow of cash in respect of the purchase of subsidiary undertakings is as follows:
  Cash consideration.........................................                                           91
  Cash balances of subsidiary undertakings purchased.........                                          (31)
                                                                                                       ---
                                                                                                        60
                                                                                                       ===



         The cash flows of subsidiary undertakings acquired during the year are not material.

         The fair value assessments for the Freios Varga SA acquisition are provisional due to the timing of the transaction.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

28.  PURCHASE OF SUBSIDIARY UNDERTAKINGS (CONTINUED)

(iii) PURCHASE OF VARITY

         Varity was acquired during the six months to January 31, 1997, and due to the timing of the transaction, provisional fair value assessments were made at January 31, 1997. During the year to January 31, 1998, certain revisions have been made to certain fair values as detailed below:


                                                       ORIGINAL       ORIGINAL
                                                     U.S. TO U.K.      ASSET
                                        BOOK VALUE     GAAP AND     REVALUATIONS
                                        OF ASSETS    OTHER POLICY    AND OTHER     FAIR VALUE      FINAL
                                         ACQUIRED     CONFORMITY    ADJUSTMENTS     REVISIONS   FAIR VALUE
                                       ------------- ------------- -------------- ------------ -------------
                                                                 ((POUND) MILLION)

Cash and overdrafts................           33         --            --              --            33
Short-term deposits................           18         --            --              --            18
Marketable securities..............           15          1            --              --            16
Accounts receivable................          245         --            --              --           245
Inventories........................          108          1            (1)             --           108
Tangible fixed assets..............          434         --           (18)(d)          (7)(d)       409
Fixed asset investments............            6         --            (1)             --             5
Goodwill...........................          181       (181)(a)        --              --            --
Current liabilities................         (304)        --            --              (7)(h)      (311)
Borrowings.........................           (2)        --            --              --            (2)
Provisions.........................         (172)        (8)(b,c)    (199)(e,f,g)     (14)(i,j)    (393)
                                            ----       ----          ----             ---         -----
    Net assets.....................          562       (187)         (219)            (28)          128
                                            ----       ----          ----             ---
Minority shareholders' interest....                                                                  (1)
Goodwill - prior period............                                                               1,165
Goodwill - current period..........                                                                  28
                                                                                                  -----
    Consideration..................                                                               1,320
                                                                                                  =====
The net inflow of cash in respect of
  the purchase of Varity in the prior
  period was as follows:
    Cash expenses..................                                                                 (21)
    Cash purchased.................                                                                  33
                                                                                                  -----
                                                                                                     12
                                                                                                  =====

         The reasons for the principal adjustments are described below:

(a)      elimination of goodwill which was previously capitalised by Varity;
(b) restate deferred tax on a partial provisioning basis in accordance with Statement of Standard Accounting Practice 15;
(c) additional provisions for planned redundancies which had been determined but not announced at the time of acquisition and which were not therefore provided in accordance with U.S. GAAP. In total (pound)15 million was charged as restructuring costs in the 12 months prior to acquisition;
(d)      revalue fixed assets to reflect the fair value of the assets acquired;
(e) recognise liabilities relating to prior contractual obligations arising from the change in control ((pound)14 million);

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

28.  PURCHASE OF SUBSIDIARY UNDERTAKINGS (CONTINUED)

(f) provide for the actuarial deficit on the Varity pension schemes and liabilities for other post-retirement benefits ((pound)134 million);
(g) provision for the post-retirement medical benefit and environmental liability obligations of a Varity subsidiary which are indemnified by a predecessor of Fruehauf Trailer Corporation (FTC). Provision is required as FTC entered into Chapter 11 bankruptcy proceedings in September 1996 and is unlikely to be able to comply with its indemnity obligations ((pound)31 million);
(h) updated estimate of acquisition date liabilities of the Group's captive insurance company;
(i) final calculation of the fair value at acquisition of the post-retirement benefit liabilities of present and former Varity subsidiaries ((pound)54 million); and
(j) establish a deferred tax asset in respect of Varity net operating and capital losses which are now considered recoverable against future taxable profits ((pound)40 million).

(iv) SIX MONTHS ENDED JANUARY 31, 1997

         The purchase of other subsidiary undertakings consists of the cargo handling business of Boeing Georgia Inc. ("Boeing Georgia") and Autospecialty. The goodwill arising of (pound)1 million and (pound)36 million, respectively, has been set-off against the merger reserve.


                                                                             REVALUATIONS
                                                                                  AND
                                                                BOOK VALUE    PROVISIONS     FAIR VALUE
                                                               ------------- -------------- ------------
                                                                             ((POUND) MILLION)
Working capital..............................................         41            (6)           35
Tangible fixed assets........................................         14            --            14
Provisions...................................................         (4)          (28)          (32)
Borrowings...................................................         (2)           --            (2)
                                                                     ---           ---           ---
Net assets...................................................         49           (34)           15
                                                                     ---           ---
Goodwill arising.............................................                                     37
                                                                                                 ---
Cash consideration...........................................                                     52
                                                                                                 ===
The net outflow of cash in respect of the purchase of other
  subsidiary undertakings is as follows:
Cash consideration...........................................                                    (52)
                                                                                                 ===



         The principal adjustment relates to Boeing Georgia, reflecting a provision established pending finalisation of the purchase price allocation to fixed asset and inventory fair values and to reflect an onerous pricing commitment to the vendor.

(v) YEAR ENDED JULY 31, 1996

         There were no significant acquisitions during the period. Assets with a fair value of (pound)13 million were acquired, including cash of (pound)5 million and investment in associated undertakings and minority interests, for cash consideration of (pound)17 million resulting in goodwill of (pound)4 million being set-off against reserves.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

29.  SALES AND CLOSURES OF BUSINESSES

(i) YEAR ENDED JANUARY 31, 1999



                                                                           HEAVY
                                                                          VEHICLE
                                                                          BRAKING
                                                        VARITYPERKINS     SYSTEMS       OTHER       TOTAL
                                                        --------------- ------------- ----------- -----------
                                                                           ((POUND) MILLION)

Tangible fixed assets..................................       165           58            19         242
Fixed asset investments................................        11           --            --          11
Working capital........................................        24           28            23          75
Taxation creditors.....................................         6           --            (2)          4
Provisions.............................................        (9)          27             2          20
Cash and overdrafts....................................        30           --             5          35
Bank loans.............................................        --           (4)           --          (4)
                                                              ---          ---           ---       -----
    Net assets disposed ...............................       227          109            47         383
Minority interests.....................................        --           (1)           (2)         (3)
Share of net assets of associated undertakings.........        --           --            (2)         (2)
Goodwill set off against reserves......................       453           35             9         497
Profit on disposal.....................................       123           95             6         224
                                                              ---          ---           ---       -----
    Total consideration................................       803          238            58       1,099
                                                              ===          ===           ===       =====
Satisfied by:
Cash consideration.....................................       803          233            57       1,093
Deferred consideration.................................        --            5             1           6
                                                              ---          ---           ---       -----
    Total consideration................................       803          238            58       1,099
                                                              ===          ===           ===       =====
The net inflow of cash in respect of the disposal of
  subsidiary undertakings is as follows:
Cash consideration.....................................       660          233            57         950
Cash balances of subsidiary undertakings sold..........       (30)          --            (5)        (35)
                                                              ---          ---           ---       -----
                                                              630          233            52         915
                                                              ===          ===           ===       =====



         The cash flows of subsidiary undertakings disposed of during the year are not material.

DISPOSAL OF VARITYPERKINS

         In March 1998, LucasVarity completed the sale of VarityPerkins, which constituted 100% of the Diesel Engines segment, to Caterpillar Inc. for gross proceeds of (pound)803 million. After deducting (pound)173 million of tax, claims and transaction costs relating to the disposal, net cash received amounted to (pound)630 million. A post-tax accounting profit of (pound)4 million was recorded on the sale after considering net assets disposed and the write-back of (pound)453 million of goodwill. This goodwill resulted from the accounting treatment of the acquisition of Varity Corporation by Lucas Industries in September 1996.

         The results of VarityPerkins have been shown in the accounts as discontinued operations.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

29.  SALES AND CLOSURES OF BUSINESSES (CONTINUED)

DISPOSAL OF HEAVY VEHICLE BRAKING SYSTEMS BUSINESS

         In January 1999, LucasVarity completed the sale of its Heavy Vehicle Braking Systems business to Meritor Inc. Net proceeds of (pound)233 million were received and a net profit of (pound)60 million recognised after transaction costs, provisions, a tax charge of (pound)35 million and the write-back of (pound)35 million of goodwill.


OTHER DISPOSALS

         Other subsidiary undertakings disposed of during the year included the Aftermarket business of Lucas Services U.K. and Deeco Systems, an Electrical and Electronic Systems business. The disposal of Lucas Services U.K. generated an after-tax gain of (pound)11 million. The loss on the sale of Deeco Systems included the write-back of (pound)9 million of goodwill.

         A further exceptional gain related to the Electrical and Electronic Systems' joint venture agreement with TRW Inc. to develop and manufacture electronic power-assisted steering. Net proceeds of (pound)18 million were received which, after subtracting related assets, taxes and provisions, resulted in a net gain of (pound)5 million.

         In addition, a (pound)6 million loss was recognised on the termination of a product line within the Aerospace division.

(ii)      YEAR ENDED JANUARY 31, 1998


                                                                                                      YEAR ENDED
                                                                                                      JANUARY 31
                                                                                                         1998
                                                                                                  ------------------
                                                                                                   ((POUND) MILLION)
Cash and overdrafts............................................................................            1
Working capital................................................................................           50
Tangible fixed assets..........................................................................           48
Provisions.....................................................................................          (17)
                                                                                                         ---
  Net assets...................................................................................           82
Goodwill charged to profit and loss account....................................................            7
Loss on disposal...............................................................................          (25)
                                                                                                         ---
  Total consideration..........................................................................           64
                                                                                                         ---
Satisfied by:
Cash...........................................................................................           63
Deferred consideration.........................................................................            1
                                                                                                         ---
                                                                                                          64
                                                                                                         ---
The net inflow of cash in respect of the disposal of subsidiary undertakings is as follows:
Cash consideration.............................................................................           63
Cash balances of subsidiary undertakings sold..................................................           (1)
                                                                                                         ---
                                                                                                          62
                                                                                                         ===


         The cash flows of subsidiary undertakings disposed of during the year are not material.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

30.  POST BALANCE SHEET EVENT (Unaudited)

         It was announced on January 28, 1999 that the Board of Directors of TRW Inc. ("TRW") and of LucasVarity had agreed to the terms of a recommended cash offer to be made by TRW for the entire issued and to be issued share capital of LucasVarity.

         The offer valued the entire issued share capital of LucasVarity at (pound)4,022 million based on an offer price of 288 pence for each LucasVarity share ((pound)28.80 for each LucasVarity ADS).

         The formal offer document was sent to LucasVarity shareholders on February 6, 1999. The initial offer period expired on March 9, 1999, on which date TRW announced that the acceptance period had been extended to March 25, 1999.

         On March 25, 1999, TRW announced that all conditions to the recommended cash offer for LucasVarity had been satisfied or, where permitted, waived, and the offer had been declared unconditional in all respects. On March 29, 1999, TRW issued notices to those LucasVarity shareholders who had not already accepted the offer, informing them that it intended to exercise its right under section 429 of the Companies Act 1985 to acquire compulsorily all their LucasVarity shares (including those represented by LucasVarity ADSs).

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES


         The Group's financial statements are prepared in accordance with U.K. GAAP which differ in certain respects from U.S. GAAP. The significant differences applicable to the Group are described below.

GOODWILL

         For U.K. GAAP purposes, the purchased goodwill arising on consolidation in respect of acquisitions before February 1, 1998 was written off to reserves in the year of acquisition. Purchased goodwill arising on consolidation in respect of acquisitions since February 1, 1998 is capitalised and amortised by equal annual instalments over its useful life, not exceeding 20 years. Under U.S. GAAP, all goodwill is capitalised and amortised over its estimated useful life.
         Under U.K. GAAP, the amount of goodwill included in the calculation of the gain or loss on disposals of businesses is determined by the date of acquisition of the business. For businesses acquired before February 1, 1998, the total amount of goodwill is written back from reserves and included in the determination of the gain or loss on disposal of businesses. For businesses acquired after February 1, 1998, any unamortised balance of goodwill will be used in the gain or loss on disposal calculation. Under U.S. GAAP, the treatment of all disposals is similar to that under U.K. GAAP for businesses acquired after February 1, 1998.

INTANGIBLE FIXED ASSETS - ENTRY FEES

         Under U.K. GAAP, entry fees are capitalised and subsequently amortised in order to match cost against estimated future revenues, having regard to the technical and commercial viability of the related product programmes. Under U.S. GAAP, such costs are only capitalised following flight certification of the engines to which the payments relate.

EXCEPTIONAL ITEMS

         Under U.K. GAAP, profits less losses on sales and closures of businesses, including goodwill relating to businesses planned for divestment which is considered to be impaired, and profits less losses on disposals of fixed assets are credited or charged to income after operating profit. Under U.S. GAAP, such items would be charged in the determination of operating profit.

         Under U.S. GAAP, disclosure of operating profit before exceptional items and earnings per share before exceptional items is not permitted.

Aerospace claims

         In the year ended July 31, 1994, a provision of $50 million was made towards the liability expected to arise in the United States in respect of the Lucas Industries' Geared Systems Division. Under U.S. GAAP, such a provision would not have been made as the criteria in Statement of Financial Accounting Standards ("SFAS") 5-"Accounting for Contingencies" were not met. The provision would, however, have been made in the year ended July 31, 1995 under U.S. GAAP.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

Restructuring charges

         Under U.K. GAAP, restructuring charges are usually charged to net income in the accounting period in which the management decision, based on a predetermined plan, is taken to restructure the entity's operations. Under U.S. GAAP, provision is made when the entity is demonstrably committed to specific restructuring actions. This commitment would, typically, be demonstrated by a public announcement detailing the businesses, locations and numbers of employees involved together with the timing and size of expenditures.

         Under U.K. GAAP, the fair value balance sheet of an acquired company cannot include provisions for integration and reorganisation costs expected to be incurred as a result of the acquisition. Under U.S. GAAP, certain integration and reorganisation costs relating to the acquired business may be considered liabilities assumed and included in the allocation of the acquisition cost.

Profit less losses on sales and closures of businesses and disposals of fixed assets

         Under U.K. GAAP, gains on sale and leaseback transactions are recognised as part of income to the extent that the sale proceeds do not exceed the fair value of the assets concerned. Gains arising on the portion of sale proceeds which exceed fair value are deferred and amortised over the minimum lease term. Under U.S. GAAP the total gains, net of the associated costs of the transaction, would be deferred in full and amortised over the minimum lease term.

         Under U.S. GAAP, the cumulative exchange translation adjustment relating to businesses sold would be included in the determination of the gain or loss arising on sale.

PROPERTY REVALUATION

         Under U.K. GAAP, the Group's land and buildings are periodically revalued and the resulting carrying value adjustments to such assets are credited or debited to revaluation reserves. Subsequent depreciation is computed on the revalued amounts. Under U.S. GAAP, revaluations are not permitted and depreciation is computed on historical cost.

DIVIDENDS

         Under U.K. GAAP, dividends, and the related Advance Corporation Tax ("ACT"), are recorded in the financial statements for the period to which they relate. Under U.S. GAAP, dividends are not recorded until they are declared. The final dividends, which are proposed by the Directors for approval and declaration by the shareholders at the next Annual General Meeting, would not therefore be included in the financial statements prepared under U.S. GAAP until so approved and declared. Accordingly, the related ACT would be similarly treated.

DEFERRED TAXATION

         Under U.K. GAAP, the Group provides for deferred taxation where the tax liability will become payable in the foreseeable future. U.S. GAAP requires full provision to be made on all temporary differences between the book and tax bases of assets and liabilities using the liability method. Deferred tax assets are recognised if their realisation is considered more likely than not.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

PENSION COSTS

         For the purposes of the reconciliation below, the Group has adopted the provisions of SFAS 87-"Employers' Accounting for Pensions" as from August 1, 1992 in respect of its two principal pension plans in the United Kingdom. The Group's only other material pension plans are in the United States and have been reported on a SFAS 87 basis in the LucasVarity Group's consolidated financial statements as permitted for overseas pension plans under U.K. GAAP, as the difference to SSAP 24 is not material.

         SFAS 87 requires that the projected benefit obligation (pension liability) be matched against the market value of the underlying plan assets and be adjusted to reflect any other unrecognised obligations or assets in determining the pension cost or credit for the year. As a result, the pension expense can be significantly different from that computed under U.K. GAAP which requires the cost of providing pension benefits to be expensed over the periods benefiting from the employee's service on the basis of a constant percentage of current and estimated future earnings.

MARKETABLE SECURITIES

         Under U.K. GAAP, the Group records marketable securities at the lower of cost and market value. Under U.S. GAAP, certain of the Group's marketable securities are carried at fair value, with the unrealised gains and losses, net of tax, reported in a separate component of shareholders' equity. Realised gains and losses, and declines in value, judged to be other-than-temporary on available-for-sale securities are included in investment income. The cost of securities sold is based on the specific identification method.

BILLS DISCOUNTED

         Under U.S. GAAP, where a company enters into discounted bill arrangements in which it transfers receivables with recourse in the event of product failure, the transfer is accounted for as a secured borrowing with a pledge of collateral. A separate asset and liability is disclosed in the balance sheet. Under U.K. GAAP, when recourse is in the event of product failure, only disclosure of the net position is required.

FORWARD EXCHANGE CONTRACTS

         The Group enters into forward exchange contracts which under U.K. GAAP are all treated as hedges of future income. Under U.S. GAAP, these contracts would not have been treated as hedges and, accordingly, the gain or loss arising on the translation of these contracts at the forward rates of exchange ruling at each balance sheet date would be included in the determination of net income.

DEFERRED COMPENSATION PLAN

         For the purposes of U.S. GAAP reporting, the Group has implemented EITF 97-14 "Accounting for deferred compensation arrangements where amounts earned are held in a Rabbi Trust and invested".

         Rabbi Trusts are grantor trusts generally set up to fund compensation for a select group of management or executives. To qualify as a Rabbi Trust for U.S. income tax purposes, the terms of the trust agreement must explicitly state that the assets of the trust are available to satisfy the claims of general creditors in the event of bankruptcy of the employer. At January 31, 1999 the Group had one significant Rabbi Trust set up for such a purpose.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)


         Under the terms of EITF 97-14, the accounts of the Rabbi Trust should be consolidated with the accounts of the employer in their financial statements. The assets of the Trust should be marked to market value and the liability for deferred compensation adjusted to equal the value of the Trust.

         Since participants of the Trust have the right to choose their investments and make changes at their discretion, these investments are considered as trading securities and therefore, shown within current assets. The corresponding deferred compensation liability has been classified within long-term liabilities.

         Under U.K. GAAP, there is no requirement to show the assets or liabilities of the Trust on the balance sheet.

DISCONTINUED OPERATIONS

         Under U.K. GAAP, the sales and operating profits of certain businesses that have been sold or permanently closed are reported as arising from discontinued operations. Under U.S. GAAP, only the disposal of a business segment which represents a separate major line of business or class of customer would qualify as discontinued operations. Under U.S. GAAP, the net assets and the net income/(loss) of the discontinued operations would be separately disclosed for all periods presented.

         The disposal of the Diesel Engine division, which was completed in March 1998, qualifies as a discontinued business segment under U.K. and U.S. GAAP and has been presented accordingly.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

(i) RECONCILIATIONS TO U.S. GAAP

         The effect of the significant adjustments to net income/(loss) for the period and shareholders' equity which would be required if U.S. GAAP were to be applied instead of U.K. GAAP may be summarised as follows:

NET INCOME



                                                                            YEAR ENDED       SIX MONTHS
                                                                            JANUARY 31          ENDED      YEAR ENDED
                                                                    ------------------------- JANUARY 31     JULY 31
                                                                         1999         1998        1997        1996
                                                                    ------------ ------------ ------------ -----------------
                                                                    ((POUND)MILLION, EXCEPT PER SHARE AND PER ADS AMOUNTS)

Net income/(loss) as reported ........................................    261          209        (202)        106
                                                                        -----        -----       -----       -----
Continuing operations ................................................    229          180        (217)        106
Discontinued operations and exceptional items (a) ....................     32           29          15          --
                                                                        -----        -----       -----       -----
Adjustments:
Costs and overheads, less other income
  Goodwill amortisation ..............................................    (33)         (40)        (18)        (13)
  Goodwill on disposals transferred to income statement ..............     54            4          --          --
  Pension curtailment gains on divestments ...........................     20           --          --          --
  Intangible fixed assets - entry fees ...............................    (10)         (15)         --          --
  Provisions for restructuring .......................................    (23)         (95)         91         (36)
  Property revaluation on disposals ..................................     13           10           1           2
  Pension credit .....................................................    132          117          62          81
  Exchange gain/(loss) relating to forward exchange contracts ........     17           (3)         14          10
Taxation
  Advance Corporation Tax ............................................     (8)          --           8         (10)
   Deferred taxation
    Effect of differences in methodology .............................    (40)         (15)         52          (8)
    Effect of U.S. GAAP adjustments ..................................     (4)           9         (60)        (23)
Other ................................................................     (5)          (1)          1           1
                                                                        -----        -----       -----       -----
                                                                          113          (29)        151           4
                                                                        -----        -----       -----       -----
Net income/(loss) as adjusted to accord with U.S. GAAP attributable to
  ordinary shareholders ..............................................    374          180         (51)        110
                                                                        =====        =====       =====       =====
Continuing operations (a) ............................................    333          148         (66)        110
Discontinued operations ..............................................     41           32          15          --
                                                                        =====        =====       =====       =====

                                                                                         (IN PENCE)
                                                                        ------------------------------------------
Basic EPS in accordance with U.S. GAAP
Continuing operations ................................................   23.7 p       10.4 p      (4.9)p      12.6 p
Discontinued operations ..............................................    2.9 p        2.3 p       1.1 p        --
                                                                        -----        -----       -----       -----
                                                                         26.6 p       12.7 p      (3.8)p      12.6 p
                                                                        =====        =====       =====       =====

Per American Depositary Share as so adjusted (b) .....................  265.6 p      127.0 p     (38.0)p     126.0 p
                                                                        =====        =====       =====       =====
Diluted EPS in accordance with U.S. GAAP (ii)
Continuing operations ................................................   23.3 p       10.3 p      (4.9)p      12.3 p
Discontinued operations ..............................................    2.9 p        2.2 p       1.1 p        --
                                                                        -----        -----       -----       -----
                                                                         26.2 p       12.5 p      (3.8)p      12.3 p
                                                                        =====        =====       =====       =====
Per American Depositary Share as so adjusted (b) .....................  261.5 p      125.0 p     (38.0)p     123.0 p
                                                                        =====        =====       =====       =====


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

----------

(a) Continuing operations net income in the year ended January 31, 1999 includes profits of (pound)34 million which have been classified as exceptional items under U.K. GAAP (1998 - losses of (pound)17 million, six months ended January 31, 1997 - Nil, 1996 - Nil).
(b)      Each American Depositary Share represents 10 LucasVarity Ordinary
         Shares.


SHAREHOLDERS' EQUITY


                                                                            JANUARY 31
                                                              ---------------------------------------
                                                                     1999                1998
                                                              ------------------  -------------------
                                                                           ((POUND) MILLION)
Shareholders' equity as reported...........................          1,185                458
Adjustments:
Goodwill
  Cost.....................................................            897              1,353
  Amortisation.............................................           (135)              (127)
                                                                     -----              -----
                                                                       762              1,226
Property, plant and equipment
  Cost.....................................................           (107)              (118)
  Depreciation.............................................              9                  6
                                                                     -----              -----
                                                                       (98)              (112)
Intangible fixed assets-entry fees.........................            (25)               (15)
Current assets
  Deferred compensation plan...............................             34                 --
  Receivables sold.........................................             21                 43
  Exchange gains relating to forward exchange contracts....             64                 42
Noncurrent assets
  Prepaid pension cost.....................................            601                454
Current liabilities-accounts payable and accrued liabilities
  Receivables sold.........................................            (21)               (43)
  Proposed final dividend..................................             --                 31
  Advance Corporation Tax thereon..........................             --                  8
  Deferred revenue-sale and leaseback......................             (1)                (1)
Noncurrent liabilities
  Deferred compensation plan...............................            (34)                --
  Deferred revenue-sale and leaseback......................            (12)               (13)
Provisions for liabilities and charges
  Restructuring............................................             13                 36
  Deferred taxation
      Effect of differences in methodology.................            107                147
      Effect of U.S. GAAP adjustments......................           (165)              (160)
Other......................................................             --                 (2)
                                                                     -----              -----
                                                                     1,246              1,641
                                                                     -----              -----
Shareholders' equity as adjusted to accord with U.S. GAAP..          2,431              2,099
                                                                     =====              =====


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

 (ii) ADDITIONAL INFORMATION IN RESPECT OF EARNINGS PER SHARE

         The Group adopted the provisions of Statement of Financial Accounting Standards (SFAS) 128: Earnings Per Share in fiscal 1997.

         For the purposes of calculating the basic and diluted earnings per share in accordance with U.S. GAAP, the income and weighted average ordinary number of shares were as follows:




                                                                                    SIX MONTHS
                                                        YEAR ENDED JANUARY 31         ENDED        YEAR ENDED
                                                   -------------------------------  JANUARY 31      JULY 31
                                                        1999            1998           1997           1996
                                                   --------------- --------------- ------------- -------------
NET INCOME ((POUND) MILLION)
Per Basic and Diluted EPS calculation............         374           180               (51)         110
                                                        =====         =====             =====          ===

WEIGHTED AVERAGE NUMBER OF SHARES (MILLIONS)
Per Basic EPS calculation........................       1,408         1,418             1,326          878
Conversion of share options......................          22            17                --           16
                                                        -----         -----             -----          ---
Per Diluted EPS calculation......................       1,430         1,435             1,326          894
                                                        =====         =====             =====          ===




         The weighted average number of shares have not been adjusted for the conversion of share options in the periods where a net loss existed.

         Options to purchase 11,550,326 Ordinary Shares at a weighted average price of (pound)2.48 per share were outstanding during the period, but were not included in the computation of diluted EPS because the options' exercise price were greater than the average market price of the Ordinary Shares.

         Options to purchase 721,602 ADSs at a weighted average price of $42.34 per ADS were outstanding during the period, but were not included in the computation of diluted EPS because the options' exercise price were greater than the average market price of the ADSs.

(iii) CONSOLIDATED STATEMENTS OF CASH FLOWS

         The Group's financial statements include a consolidated statement of cash flows in accordance with U.K. GAAP. The statement prepared under U.K. GAAP presents substantially the same information as that required under U.S. GAAP. Under U.K. GAAP cash flows are presented for (i) operating activities; (ii) returns on investments and servicing of finance; (iii) taxation; (iv) capital expenditure and financial investment; (v) acquisitions and disposals; (vi) equity dividends; (vii) management of liquid resources; and (viii) financing. U.S. GAAP only require presentation of cash flows from operating, investing and financing activities.

         Cash flows under U.K. GAAP in respect of taxation and interest would be included within operating activities under U.S. GAAP. Cash flows under U.K. GAAP in respect of capital expenditure and acquisitions and disposals would be included in investing activities under U.S. GAAP. Dividends paid would be included within financing activities. Under U.K. GAAP only short-term investments and bank overdrafts repayable on demand would be included within cash. Other short-term investments would be regarded as liquid resources. Under U.S. GAAP cash and cash equivalents would not include bank overdrafts but would include short-term investments with initial maturities of three months or less. Cash flows in respect of short-term investments with original maturities exceeding three months would be included in investing activities.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

         The categories of cash flow activity under U.S. GAAP are summarised in the table below.



                                                                            SIX MONTHS
                                                   YEAR ENDED JANUARY 31       ENDED       YEAR ENDED
                                                  ------------------------- JANUARY 31       JULY 31
                                                      1999         1998        1997           1996
                                                  ------------- ----------- ------------  --------------
                                                                    ((POUND) MILLION)
Cash inflow from operating activities.............     307           262          48              81
Cash outflow from investing activities............      (8)         (167)       (133)           (144)
Cash (outflow)/inflow from financing activities...    (414)         (156)         47              (9)
Effect of foreign currency translation on cash
  and cash equivalents............................       1           (17)        (15)             --
                                                       ---           ---         ---             ---
Decrease in cash and cash equivalents by
  continuing operations...........................    (114)          (78)        (53)            (72)
Increase in cash and cash equivalents by
  discontinued operations.........................     604             2           4              --
Cash and cash equivalents at beginning of period..     116           192         241             313
                                                       ---           ---         ---             ---
Cash and cash equivalents at end of period........     606           116         192             241
                                                       ===           ===         ===             ===


(iv) CONCENTRATION OF CREDIT RISK

         Potential concentrations of risk are receivables and cash on deposit with banks.

         A large proportion of trade accounts receivable are amounts due from major automotive and aerospace manufacturers in the United States and Western Europe and the remainder are widely dispersed with a large number of aftermarket customers throughout the world. Cash deposits are only placed with prime banks with strict limits as to maturity and amount with any one institution.

         At January 31, 1999 the Group did not consider there to be any significant concentration of credit risk.

(v) CONCENTRATION OF LABOUR

         Many of the operations of LucasVarity are subject to collective bargaining arrangements. Management does not believe, however, that any individual labour disturbances would materially affect the overall financial condition of the Group.

         Many of the operations of LucasVarity's customers and suppliers are subject to collective bargaining arrangements. Labour disturbances affecting LucasVarity's customers and suppliers could result in a strike that could adversely affect LucasVarity's financial condition and results of operations. It is not possible to predict whether any such disturbances may occur in connection with the renegotiation of contracts between the major U.S. vehicle manufacturers and their principal labour unions.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

(vi) ADDITIONAL INFORMATION REQUIRED IN RESPECT OF PENSIONS AND POST-RETIREMENT BENEFITS

BALANCE SHEET DISCLOSURES

         The changes in the benefit obligation and plan assets over the financial year are as follows. These have been computed in accordance with the requirements of SFAS 87, 88 and 106 and are presented in the format required by SFAS 132. Also shown is a statement of the funded status of the Group's plans at year end.

         The Lucas Deutschland plan in Germany is included in this disclosure for the first time this year and the previous year's disclosure is restated accordingly. The divestment item is in respect of the Perkins U.K. plan.



 CHANGE IN BENEFIT OBLIGATION                           PENSION PLANS                  OTHER BENEFITS
                                                -------------------------------- -----------------------------
                                                    YEAR ENDED JANUARY 31          YEAR ENDED JANUARY 31
                                                -------------------------------- -----------------------------
                                                      1999            1998           1999            1998
                                                --------------- ---------------- ------------- ---------------
                                                                       ((POUND) MILLION)

BENEFIT OBLIGATION AT BEGINNING OF YEAR.........     2,508           2,430            284             243
Adjustment to prior year acquisition............        --              --             --              54
Service cost....................................        39              44              3               2
Interest cost...................................       163             197             19              15
Plan participants' contributions................        11              14             --              --
Actuarial (gains) and losses....................       181              (4)             8              (3)
Benefits (paid).................................      (137)           (146)           (20)            (18)
Other income less (expenses)....................        (2)             (4)             9              (2)
Curtailments, settlements, termination benefits.       (24)             (7)            (1)             --
Divestments.....................................      (256)             --             (1)             --
Currency movements..............................         1             (16)            --              (7)
                                                     -----           -----            ---             ---
BENEFIT OBLIGATION AT END OF YEAR...............     2,484           2,508            301             284
                                                     =====           =====            ===             ===




CHANGE IN FAIR VALUE OF ASSETS                          PENSION PLANS                  OTHER BENEFITS
                                                -------------------------------- -----------------------------
                                                    YEAR ENDED JANUARY 31          YEAR ENDED JANUARY 31
                                                -------------------------------- -----------------------------
                                                     1999            1998           1999            1998
                                                --------------- ---------------- ------------- ---------------
                                                                        ((POUND) MILLION)

FAIR VALUE OF PLAN ASSETS AT BEGINNING OF YEAR..     3,689           3,371             --              --
Actual return on plan assets....................       280             452             --              --
Employer contributions..........................         7              13             21              17
Plan participants' contributions................        11              13             --              --
Other income less expenses......................       (25)             (5)            --              --
Divestments.....................................      (246)             --             --              --
Benefits paid...................................      (137)           (146)           (21)            (17)
Currency movements..............................        (2)             (9)            --              --
                                                     -----           -----            ---             ---
FAIR VALUE OF PLAN ASSETS AT END OF YEAR........     3,577           3,689             --              --
                                                     =====           =====            ===             ===


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)


FUNDED STATUS AND UNRECOGNISED GAINS/LOSSES             PENSION PLANS                  OTHER BENEFITS
                                                -------------------------------- -----------------------------
                                                    YEAR ENDED JANUARY 31          YEAR ENDED JANUARY 31
                                                -------------------------------- -----------------------------
                                                     1999            1998           1999            1998
                                                --------------- ---------------- ------------- ---------------
                                                                         ((POUND) MILLION)

FUNDED STATUS...................................     1,093           1,181           (301)           (284)
Unrecognised net transition asset...............      (106)           (148)            --              --
Unrecognised prior service (cost)...............         5               2             (1)              8
Unrecognised net (gain)/loss....................      (444)           (655)            14             (10)
Additional minimum liability....................        (6)             (8)            --              --
                                                     -----           -----           ----            ----
BENEFIT OBLIGATION AT END OF YEAR...............       542             372           (288)           (286)
                                                     =====           =====           ====            ====





AMOUNTS RECOGNISED IN FUNDED STATUS                     PENSION PLANS                  OTHER BENEFITS
                                                -------------------------------- -----------------------------
                                                    YEAR ENDED JANUARY 31          YEAR ENDED JANUARY 31
                                                -------------------------------- -----------------------------
                                                     1999            1998           1999            1998
                                                --------------- ---------------- ------------- ---------------
                                                                         ((POUND) MILLION)

PREPAID/(ACCRUED) BENEFIT COST..................       545             379           (288)           (286)
Accrued benefit liability.......................        (6)             (8)            --              --
Intangible asset................................         3               1             --              --
                                                       ---             ---           ----            ----
NET AMOUNT RECOGNISED...........................       542             372           (288)           (286)
                                                       ===             ===           ====            ====


         In some of the pension plans in Germany, U.S. and Canada, the accumulated benefit obligation exceeded the plan assets. In respect of these plans alone, the aggregate value of plan assets was (pound)42 million and the higher of the projected and accumulated benefit obligation was (pound)106 million (1998- (pound)502 million and (pound)527 million).

         LucasVarity has adopted the provisions of SFAS 87 as from August 1, 1992 in respect of its two pension plans in the United Kingdom. It was not feasible to apply SFAS 87 to these schemes on the effective date specified in the standard. For this plan, the amortisation period for the transition asset is 15 years. The amount accorded directly to equity in the opening balance sheet as at August 1, 1992 was (pound)67 million.

         The assets of the U.K. pension plans are invested primarily in equities and fixed interest securities in accordance with accepted U.K. practice. No special or contractual termination benefits were paid or recognised. At January 31, 1999, Lucas Pension Trust held 1,632,452 Ordinary Shares of LucasVarity plc and 214,544 First Preference Shares of Lucas Industries plc.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

NET PENSION COST FOR THE FINANCIAL YEAR

        The benefit cost for the year is computed in accordance with the requirements of SFAS 87, 88 and 106. It is presented in the format required by SFAS 132, as follows. Again the majority of the pension credit relates to the U.K. pension plan.


                                                                        PENSION PLANS
                                                --------------------------------------------------------------
                                                                                 SIX MONTHS
                                                                                   ENDED         YEAR ENDED
                                                    YEAR ENDED JANUARY 31        JANUARY 31       JULY 31
                                                ------------------------------- -------------- ---------------
                                                     1999            1998           1997            1996
                                                --------------- --------------- -------------- ---------------
                                                                           ((POUND) MILLION)

Service cost net of employees' contributions....        39              44             20              24
Interest cost...................................       163             197             95             157
Expected return on plan assets..................      (287)           (311)          (147)           (227)
Amortisation of net transition asset............       (22)            (22)           (22)            (22)
Amortisation of net gain........................       (21)            (14)            (1)            (10)
                                                      ----            ----            ---             ---
NET PERIODIC BENEFIT CREDIT.....................      (128)           (106)           (55)            (78)
Settlement gains................................        (4)             --             --              --
Curtailment gains...............................       (28)             --             --              --
                                                      ----            ----            ---             ---
TOTAL BENEFIT INCOME............................      (160)           (106)           (55)            (78)
                                                      ====            ====            ===             ===


         The curtailment gain is primarily in respect of the U.K. pension plan arising from disposal of businesses during the year.

         The Group also has various defined contribution plans in the U.S. covering certain employees. The Group matches a percentage of the employees' contribution. Expenses under such plans were (pound)6 million in 1999 (1998 - (pound)4 million, 1997 - (pound)2 million; 1996 - (pound)2 million).

         The weighted averages of the major assumptions used in computing the pension liabilities were as follows. The majority (nearly 90%) of the pension liability relates to the U.K. plan. The assumptions are stated as at January 31.


ACTUARIAL ASSUMPTIONS:                               1999            1998           1997            1996
                                                --------------- --------------- -------------- ---------------

Discount rate...................................       6.3%            6.7%           8.5%            8.5%
Expected return of plan assets .................       8.5%            8.0%           9.5%            9.5%
Rate of compensation increase...................       4.1%            4.5%           6.0%            6.0%


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

NET PENSION COST FOR THE FINANCIAL YEAR (CONTINUED)


                                                                        OTHER BENEFITS
                                                         ----------------------------------------------
                                                                                          SIX MONTHS
                                                                                            ENDED
                                                             YEAR ENDED JANUARY 31        JANUARY 31
                                                         ------------------------------ ---------------
                                                              1999           1998            1997
                                                         -------------  --------------- ---------------
                                                                           ((POUND) MILLION)

Service cost net of employees' contributions............          3              2               1
Interest cost...........................................         19             15               6
Amortisation of net transition liability................         --              9              --
Other...................................................          4             --              --
                                                                ---            ---             ---
NET PERIODIC BENEFIT COST...............................         26             26               7
Curtailment gains.......................................         (1)            --              --
                                                                ---            ---             ---
TOTAL BENEFIT EXPENSE...................................         25             26               7
                                                                ===            ===             ===



         The liability for post-retirement medical benefits arises predominantly (nearly 90%) in the U.S. The assumptions are stated as at January 31.


ACTUARIAL ASSUMPTIONS:                                        1999           1998            1997
                                                         -------------- --------------- ---------------

Discount rate.....................................              6.3%           7.4%            7.7%
Rate of compensation increase.....................              4.9%           5.0%            6.0%


         For post retirement medical benefits, the annual rate of increase in the per capita cost of cover is assumed to be 5% per annum in all future years. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rates would have the following effects.


                                                                             +1% P.A.        -1% P.A.
                                                                          --------------- ---------------

Effect on service and interest cost components...........................        2              (2)
Effect on post-retirement benefit obligation.............................       26             (23)


                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)


(vii) ADDITIONAL INFORMATION REQUIRED UNDER U.S. GAAP IN RESPECT OF INVESTMENTS IN DEBT AND EQUITY SECURITIES

         The following is a summary of available-for-sale securities:



                                                                         AVAILABLE-FOR-SALE SECURITIES
                                                                   ------------------------------------------
                                                                              COST AND ESTIMATED
                                                                                  FAIR VALUE
                                                                  -------------------------------------------
                                                                             YEAR ENDED JANUARY 31
                                                                   ------------------------------------------
                                                                          1999                 1998
                                                                  ----------------------- -------------------
                                                                                 ((POUND) MILLION)

  U.K. government securities......................................            6                   11
  U.K. corporate securities.......................................            1                    1
  U.S. Treasury securities and obligations of U.S. governmental
    agencies......................................................            9                    9
  U.S. corporate securities.......................................            7                    5
  European government securities..................................           --                    3
  European corporate securities...................................            5                    6
  Other corporate securities......................................            2                    3
                                                                            ---                  ---
    Total debt securities.........................................           30                   38
  U.K. equity securities..........................................            1                    1
                                                                            ---                  ---
                                                                             31                   39
                                                                            ===                  ===


         The gross realised gains and losses on sales of available-for-sale securities was immaterial for the year ended January 31, 1999 and 1998.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

         The cost and estimated fair value of available-for-sale debt securities at January 31, 1999, by contractual maturity, are shown below.


                                                                                                  COST
                                                                                             ----------------
                                                                                             ((POUND) MILLION)
AVAILABLE-FOR-SALE:
Due within one year.........................................................................        1
Due after one year through three years......................................................        7
Due after three years.......................................................................       22
                                                                                                   --
                                                                                                   30
                                                                                                   ==


(viii) ADDITIONAL INFORMATION REQUIRED IN RESPECT OF DEFERRED TAXATION

         The analysis of the deferred taxation liability under U.S. GAAP is as follows:


                                                             JANUARY 31, 1999          JANUARY 31, 1998
                                                          ------------------------ -------------------------
                                                                            ((POUND) MILLION)
Deferred taxation liabilities:
  Excess of book value over taxation value of fixed assets                   90                     112
  Prepaid pension cost and employee benefits..............                   63                     141
  Other temporary differences.............................                   20                      33
                                                                            ---                    ----
                                                                            173                     286
  Less: Advance Corporation Taxation......................                   65                      87
                                                                            ---                    ----
                                                                            108                     199
Deferred taxation assets:
  Taxation effect of losses carried forward...............     (77)                     (95)
  Other temporary differences.............................     (71)                    (216)
                                                              ----                     ----
                                                              (148)                    (311)
Less: valuation allowance.................................      84                      113
                                                              ----                     ----
                                                                            (64)                   (198)
                                                                            ---                    ----
                                                                             44                       1
                                                                            ===                    ====
Of which:
  Current.................................................                  (50)                   (126)
  Noncurrent..............................................                   94                     127
                                                                            ---                    ----
                                                                             44                       1
                                                                            ===                    ====



         The results of future operations are expected to generate sufficient taxable income to realise the deferred tax assets.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)


 (ix) ACCOUNTING AND DISCLOSURE OF STOCK-BASED COMPENSATION

         SFAS 123 - Accounting for Stock-Based Compensation: SFAS 123

established financial accounting and reporting standards for stock-based employee compensation plans, and is effective for accounting periods beginning after December 15, 1995. The Statement provides the option to continue under the intrinsic value accounting provisions of Accounting Principles Board Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) and related interpretations provided that proforma footnote disclosures of the effects on net income and earnings per share calculated as if the new fair value method had been implemented, are included. LucasVarity has elected to continue under APB 25. As required by SFAS 123, LucasVarity provides the following disclosure of hypothetical values for the stock awards and fair values detailed in Note 22. Had compensation expense been recorded based on the hypothetical values, LucasVarity's net income under U.S. GAAP for the year ended January 31, 1999 would have been (pound)370 million, or 26.3pence per share and the net income for the year ended January 31, 1998 would have been (pound)177 million, or 12.5pence per share. Because options vest over several years and additional options grants are expected, the effects of these hypothetical calculations are not likely to be representative of similar future calculations.

(x) NEW ACCOUNTING STANDARDS ISSUED NOT YET ADOPTED

         In June 1998, the Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities". This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognise all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This Statement is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Management has not determined the effect of the adoption of SFAS 133.

         During January 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 98-1 ("SOP 98-1"), "Accounting for the Cost of Computer Software Developed for or Obtained for Internal Use" which becomes effective for all fiscal years beginning after December 15,1998. Under SOP 98-1, computer software costs that are incurred in the preliminary project stage are expensed as incurred. Once specific capitalisation criteria have been met, external direct costs of materials and service consumed in developing or obtaining internal-use computer software, certain personnel costs, and interest costs incurred when developing computer software for internal use are capitalised. Training costs and data conversion costs are generally expensed as incurred. Such capitalisation costs are amortised over the estimated useful life of the software. The Group is evaluating the effect of the pronouncement.

         The AICPA issued Statement of Positions 98-5 ("SOP 98-5"), "Reporting on the Costs of Start-Up activities" in April 1998 and is effective for fiscal periods beginning after December 15, 1998. SOP 98-5 provides guidance on the financial reporting of start-up costs and organisation costs. It requires costs of start-up activities and organisation costs to be expensed as incurred. The Group is evaluating the effect of the pronouncement.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

(xi) CONDENSED U.S. GAAP FINANCIAL INFORMATION

         The following condensed financial information has been restated to be in accordance with U.S. GAAP. The condensed financial information is stated in sterling. The unaudited translations of sterling amounts into U.S. dollars are included solely for the convenience of the reader. The consolidated balance sheet has been translated using the noon buying rate certified for customs purposes by the Federal Reserve Bank of New York as of January 31, 1999 which was U.S. $1.64 to (pound)1.00. The consolidated statement of operations has been translated at the average rate for the year which was U.S. $1.66 to (pound)1.00. The convenience translations should not be construed as representations that the sterling amounts have been, could have been, or could in the future be, converted into U.S. dollars at this or any other rate of exchange.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                  SIX MONTHS
                                                          YEAR ENDED   YEAR ENDED    YEAR ENDED      ENDED      YEAR ENDED
                                                          JANUARY 31   JANUARY 31    JANUARY 31    JANUARY 31     JULY 31
                                                            1999           1999         1998          1997          1996
                                                         ------------ ------------ -------------- ------------ ------------
                                                          (UNAUDITED)              (IN MILLIONS)
                                                               $          (POUND)       (POUND)      (POUND)       (POUND)

SALES ...................................................    7,088         4,270         4,018         1,841         2,989
                                                            ------         -----         -----         -----         -----
EXPENSES:
  Cost of goods sold ....................................    5,542         3,339         3,133         1,460         2,314
  Marketing, general and administration .................      495           298           313           184           277
  Engineering and product development ...................      305           184           188            66           108
  Interest, net .........................................       58            35            58            24            42
  Exchange (gains)/losses ...............................      (28)          (17)            3           (14)          (10)
  Other (income)/expense, net ...........................      (13)           (8)          (10)           (3)           (8)
  Sale of businesses, investments and fixed assets.......     (256)         (154)            1             4            10
  Costs of proposed change in domicile ..................       22            13            --            --            --
  Restructuring charges, net ............................       73            44            89           151            36
                                                            ------         -----         -----         -----         -----
                                                             6,198         3,734         3,775         1,872         2,769
                                                            ------         -----         -----         -----         -----
INCOME BEFORE INCOME TAXES, EARNINGS OF
  ASSOCIATED COMPANIES, MINORITIES' INTERESTS AND
  DISCONTINUED OPERATIONS ...............................      890           536           243           (31)          220
Income tax provision ....................................     (315)         (190)          (90)          (33)         (103)
                                                            ------         -----         -----         -----         -----
INCOME BEFORE EARNINGS OF ASSOCIATED COMPANIES,
  MINORITIES' INTERESTS AND DISCONTINUED
  OPERATIONS ............................................      575           346           153           (64)          117
Equity in earnings of associated companies, net of
  tax ...................................................       --            --             6             2             4
Minorities' interests in earnings of subsidiaries, net of
  tax ...................................................      (22)          (13)          (11)           (4)          (11)
                                                            ------         -----         -----         -----         -----
INCOME BEFORE DISCONTINUED OPERATIONS ...................      553           333           148           (66)          110
                                                            ------         -----         -----         -----         -----
Earnings from discontinued operations, net of tax .......       68            41            32            15            --
                                                            ------         -----         -----         -----         -----
NET INCOME (LOSS) .......................................      621           374           180           (51)          110
                                                            ======         =====         =====         =====         =====

                                                                                              (IN PENCE)
Basic EPS in accordance with U.S. GAAP                                    --------------------------------------------------
Continuing operations ...................................   $ 0.39          23.7 p        10.4 p        (4.9)p        12.6 p
Discontinued operations .................................   $ 0.05           2.9 p         2.3 p         1.1 p          --
                                                            ------         -----         -----         -----         -----
                                                            $ 0.44          26.6 p        12.7 p        (3.8)p        12.6 p
                                                            ======         =====         =====         =====         =====
Per American Depositary Share as so adjusted (a) ........   $ 4.41         265.6 p       127.0 p       (38.0)p       126.0 p
                                                            ======         =====         =====         =====         =====
Diluted EPS in accordance with U.S. GAAP
Continuing operations ...................................   $ 0.38          23.3 p        10.3 p        (4.9)p        12.3 p
Discontinued operations .................................   $ 0.05           2.9 p         2.2 p         1.1 p          --
                                                            ------         -----         -----         -----         -----
                                                            $ 0.43          26.2 p        12.5 p        (3.8)p        12.3 p
                                                            ======         =====         =====         =====         =====
Per American Depositary Share as so adjusted (a) ........   $ 4.34         261.5 p       125.0 p       (38.0)p       123.0 p
                                                            ======         =====         =====         =====         =====



-----------

(a)    Each American Depositary Share represents 10 LucasVarity Ordinary Shares.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

CONSOLIDATED BALANCE SHEETS

                                                 JANUARY 31       JANUARY 31     JANUARY 31
                                                     1999             1999          1998
                                                --------------   -------------  -------------
                                                  (UNAUDITED)     (IN MILLIONS)
                                                        $            (POUND)       (POUND)
ASSETS
Current assets:
  Cash and cash equivalents .................            994             606             116
  Marketable securities .....................            121              74              39
  Receivables ...............................          1,151             702             686
  Inventories ...............................            645             393             434
  Prepaid expenses and other ................            215             131             200
  Net assets of discontinued operations .....             --              --             569
                                                ------------    ------------    ------------
Total current assets ........................          3,126           1,906           2,044
                                                ------------    ------------    ------------
Investments in associated and other companies             57              35              37

Fixed assets:
  Land and buildings ........................            528             322             326
  Machinery, equipment and tooling ..........          2,562           1,562           1,438
                                                ------------    ------------    ------------
                                                       3,090           1,884           1,764
Accumulated depreciation and amortisation ...         (1,235)           (753)           (680)
                                                ------------    ------------    ------------
Net fixed assets ............................          1,855           1,131           1,084
Other assets and intangibles ................          2,415           1,473           1,344
                                                ------------    ------------    ------------
                                                       7,453           4,545           4,509
                                                ============    ============    ============


LIABILITIES
Current liabilities:
  Short-term debt ...........................            121              74             412
  Current portion of long-term debt .........             36              22              32
  Accounts payable and accrued liabilities ..          1,751           1,068           1,007
                                                ------------    ------------    ------------
Total current liabilities ...................          1,908           1,164           1,451
                                                ------------    ------------    ------------

Long-term debt ..............................            548             334             315
Other long-term liabilities .................            907             553             576
Minority interests ..........................            103              63              68
SHAREHOLDERS' EQUITY
Share capital ...............................            576             351             351
Contributed surplus .........................          2,655           1,619           1,615
Retained earnings ...........................          1,435             875             567
Accumulated other comprehensive income --
 foreign currency translation adjustment ....           (679)           (414)           (434)
                                                ------------    ------------    ------------
Total shareholders' equity ..................          3,987           2,431           2,099
                                                ------------    ------------    ------------
                                                       7,453           4,545           4,509
                                                ============    ============    ============

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                        SHARE CAPITAL
                                         ----------------------------------------------------------------------------
                                             FIRST                          FIRST
                                           PREFERENCE       ORDINARY      PREFERENCE         ORDINARY
                                           SHARES OF        SHARES OF      SHARES OF        SHARES OF
                                         (POUND)1 EACH      25P EACH    (POUND)1 EACH        25P EACH         TOTAL
                                         ---------------  ------------- -------------- -------------------- ---------
                                                    (NUMBER)                             ((POUND) MILLION)
AUTHORISED:
Lucas Industries
August 1, 1995 and July 31, 1996.........   247,500       1,039,010,000         0.2           260              260
                                         ==========   =================     =======     =========             ====

LucasVarity
On incorporation May 30, 1996............                       200,000                        --               --
Increase.................................                 1,999,800,000                       500              500
                                                      -----------------                 ---------             ----
January 31, 1997 , 1998 and 1999.........                 2,000,000,000                       500              500
                                                      =================                 =========             ====
ISSUED:
LUCAS INDUSTRIES

AUGUST 1, 1995...........................   247,500         874,596,996         0.2           219              219
Exercise of options......................                     6,763,483                         2                2
Scrip dividends in lieu of cash
  dividends (i)..........................                     1,600,789                        --               --
Conversion of bonds (ii).................                       547,143                        --               --
                                         ----------   -----------------     -------      --------             ----
JULY 31, 1996............................   247,500         883,508,411         0.2           221              221
Exercise of options......................                        59,240
Scrip dividends in lieu of cash
  dividends (i)..........................                     2,237,491                         1                1
LucasVarity Ordinary Shares issued on
  incorporation..........................                             2                        --               --
Elimination of Lucas Industries share
  capital on Scheme of Arrangement with
  LucasVarity............................                  (885,805,142)                     (222)            (222)
Transfer of preference shares to
  minority interest......................  (247,500)                           (0.2)                            --

LUCASVARITY
LucasVarity Ordinary Shares issued for
  Lucas Industries Ordinary Shares (iii).                   885,805,140                       222              222
LucasVarity Ordinary Shares issued on
  acquisition of Varity (iv).............                   545,791,490                       136              136
Exercise of options......................                     2,774,368                         1                1
                                         ----------   -----------------     -------      --------             ----
JANUARY 31, 1997.........................        --       1,434,371,000          --           359              359
Exercise of options......................                    13,967,535                         3                3
Repurchase of shares.....................                   (43,000,000)                      (11)             (11)
                                         ----------   -----------------     -------      --------             ----
JANUARY 31, 1998.........................        --       1,405,338,535          --           351              351
Exercise of options......................                    13,502,415                         3                3
Repurchase of shares.....................                   (14,594,971)                       (3)              (3)
                                         ----------   -----------------     -------      --------             ----
JANUARY 31, 1999.........................        --       1,404,245,979          --           351              351
                                         ==========   =================     =======     =========             ====

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

---------------

(i) Prior to the Merger, a scrip dividend alternative was offered to shareholders each year.

(ii) At August 1, 1995, $1 million 5 1/4% Convertible Bonds 2002 were outstanding all of which were converted or redeemed by October 16, 1995. The bondholders had the right to convert at any time before 2002 at a rate of 415.9 Lucas Industries Ordinary Shares per Bond of $1,000 unless previously redeemed.

(iii) In connection with the Scheme of Arrangement, each issued and outstanding Lucas Industries Ordinary Share was cancelled and one LucasVarity Ordinary Share was received for each Lucas Industries Ordinary Share.

(iv) Pursuant to the Merger, each outstanding share of common stock, par value $.01 per share, of Varity (a "Varity Share") was converted into the right to receive 1.38 LucasVarity American Depositary Shares ("LucasVarity ADSs"), with each LucasVarity ADS representing 10 LucasVarity Ordinary Shares.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)


CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (CONTINUED)

                                                                           UNREALISED
                                                                            GAINS ON
                                         SHARE    CONTRIBUTED   RETAINED   MARKETABLE  TRANSLATION
                                        CAPITAL     SURPLUS     EARNINGS   SECURITIES  ADJUSTMENTS     TOTAL
                                      ---------- ------------- ---------- ------------ ------------ ------------
                                                                     ((POUND) MILLIONS)
AUGUST 1, 1995........................     219         491          497         --         (294)         913
Shares issued.........................       2           9                                                11
Net income............................                              110                                  110
Dividends.............................                             (105)                                (105)
Foreign currency translation
  adjustments.........................                                                      (19)         (19)
                                          ----      ------       ------      -----        -----       ------
JULY 31, 1996.........................     221         500          502         --         (313)         910
Shares issued by Lucas Industries.....       1           4                                                 5
Elimination of Lucas Industries share
  capital and contributed surplus on
  Scheme of Arrangement with
  LucasVarity.........................    (222)       (504)                                             (726)
LucasVarity share capital issued for
  Lucas Industries share capital......     222         504                                               726
LucasVarity share capital issued on
  acquisition of Varity...............     136       1,171                                             1,307
LucasVarity share capital issued
  after September 6, 1996.............       1           3                                                 4
Net loss..............................                              (51)                                 (51)
Unrealised gain on marketable security                                           5                         5
Foreign currency translation
  adjustment..........................                                                      (41)         (41)
                                          ----      ------       ------      -----        -----       ------
JANUARY 31, 1997......................     359       1,678          451          5         (354)       2,139
Shares issued.........................       3          11                                                14
Repurchase of shares..................     (11)        (74)                                              (85)
Net income............................                              180                                  180
Dividends.............................                              (64)                                 (64)
Realised gain on marketable security..                                          (5)                       (5)
Foreign currency translation
  adjustment..........................                                                      (80)         (80)
                                          ----      ------       ------      -----        -----       ------
JANUARY 31, 1998......................     351       1,615          567         --         (434)       2,099
Shares issued.........................       3          21                                                24
Repurchase of shares..................      (3)        (26)                                              (29)
Stock compensation....................                   9                                                 9
Net income............................                              374                                  374
Dividends.............................                              (66)                                 (66)
Foreign currency translation
  adjustment..........................                                                       20           20
                                          ----      ------       ------      -----        -----       ------
JANUARY 31, 1999......................     351       1,619          875         --         (414)       2,431
                                          ====      ======       ======      =====        =====       ======
JANUARY 31, 1999 IN U.S. DOLLARS
  (MILLIONS)(UNAUDITED)...............    $576      $2,655       $1,435         --        $(679)      $3,987
                                          ====      ======       ======      =====        =====       ======

COMPREHENSIVE INCOME

         The Group adopted SFAS 130 "Reporting Comprehensive Income" in 1998. It requires that all items that are required to be recognised under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. It requires that an enterprise (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position.

         Accumulated other comprehensive income is equal to the sum of the translation adjustments and the unrealised gains on marketable securities. Accumulated other comprehensive income at January 31, 1999 was (pound)(414) million (1998 - (pound)(434) million; 1997 - (pound)(349) million; July 31, 1996
- (pound)(313) million). The accumulated tax charge on other comprehensive income at January 31, 1999 was nil (1998 - nil; 1997 - (pound)2 million; 1996
- nil).

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

31. DIFFERENCES BETWEEN UNITED KINGDOM AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 SIX MONTHS
                                                          YEAR ENDED   YEAR ENDED  YEAR ENDED       ENDED    YEAR ENDED
                                                          JANUARY 31   JANUARY 31  JANUARY 31    JANUARY 31    JULY 31
                                                             1999         1999        1998          1997         1996
                                                          ------------ ----------- ------------ ------------ -----------
                                                           (UNAUDITED)             (IN MILLIONS)
                                                                $         (pound)     (pound)     (pound)      (pound)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income/(loss) from continuing operations.............      553          333         148           (66)       110
Adjustments to reconcile net income/(loss) to cash
  provided by operating activities:
  Depreciation and amortisation..........................      319          192         177           104        102
  Restructuring charges..................................       50           30          89            76         36
  Decrease in restructuring accrual......................      (98)         (59)       (113)          (30)       (37)
  Aerospace claims, net..................................       --           --          --            --        (61)
  Gain on sales of businesses, investments and fixed
  assets.................................................     (256)        (154)          1             4         10
  Equity in earnings of associated undertakings in excess
  of dividends received..................................       --           --          (7)           (2)        (5)
  (Increase)/decrease in:
    Inventories..........................................       17           10           5             2         16
    Receivables..........................................      (80)         (48)        (68)           58        (27)
    Prepaid expenses and other...........................       10            6           8            (9)        11
    Accounts payable and accrued liabilities.............       60           36          85           (32)       (32)
    Other long-term liabilities..........................      (42)         (25)         (1)           (5)       (11)
    Deferred taxes and income tax creditor...............      181          109          40             5         38
    Prepaid pension......................................     (219)        (132)       (116)          (62)       (81)
    Other................................................       15            9          14             5         12
                                                              ----         ----        ----          ----       ----
  Cash provided by operating activities from continuing
  operations.............................................      510          307         262            48         81
                                                              ----         ----        ----          ----       ----
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to fixed assets..............................     (455)        (274)       (232)         (112)      (131)
  (Increase)/decrease in marketable securities...........       (2)          (1)         25             4         (5)
  Proceeds from sales of fixed assets....................       32           19          35            24         26
  Proceeds from sales of businesses......................      474          285          62            --         --
  Proceeds from sale of associate........................        3            2           3            --         --
  Acquisition of businesses, net of cash acquired........      (65)         (39)        (60)          (44)       (12)
  Additions to investments in associates.................       --           --          (1)           (1)       (10)
  Additions to other assets and intangibles..............       --           --           1            (4)       (12)
                                                              ----         ----        ----          ----       ----
  Cash used by investing activities from continuing
  operations.............................................      (13)          (8)       (167)         (133)      (144)
                                                              ----         ----        ----          ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from/(repayments of) bank borrowings and
  overdrafts, net........................................     (596)        (359)          3           101         58
  Increase/(decrease) in long-term debt..................       58           35          --            (9)        --
  Repayments of capital leases...........................      (23)         (14)        (22)          (11)       (14)
  Exercise of share options..............................       40           24          14             4          7
  Issue of share capital.................................       --           --          --            --         --
  Repurchase of share capital............................      (48)         (29)        (85)           --         --
  Dividends paid.........................................     (110)         (66)        (64)          (38)       (58)
  Dividends paid to minority shareholders................       (8)          (5)         (2)           --         (2)
                                                              ----         ----        ----          ----       ----
  Cash (used by)/provided by financing activities from
  continuing operations..................................     (687)        (414)       (156)           47         (9)
                                                              ----         ----        ----          ----       ----
Effect of foreign currency translation on cash and cash
  equivalents............................................       (8)           1         (17)          (15)        --
                                                              ----         ----        ----          ----       ----
DECREASE IN CASH AND CASH EQUIVALENTS BY CONTINUING
  OPERATIONS.............................................     (198)        (114)        (78)          (53)       (72)
INCREASE IN CASH AND CASH EQUIVALENTS BY DISCONTINUED
  OPERATIONS.............................................    1,002          604           2             4         --
                                                              ----         ----        ----          ----       ----
INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS.........      804          490         (76)          (49)       (72)
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD.      190          116         192           241        313
                                                              ----         ----        ----          ----       ----
CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD.......      994          606         116           192        241
                                                              ====         ====        ====          ====       ====

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

32.  ADDITIONAL PRO FORMA SEGMENTAL ANALYSIS (UNAUDITED)

         These financial statements have been presented in accordance with Item 17 of Form 20-F. In this context the Company has not adopted FAS 131, however, the following unaudited segmental analysis shows selected financial information of LucasVarity on the basis of two reportable operating segments; Automotive and Aerospace. This presentation is consistent with the operating segments reported by TRW and reflects the way in which the businesses will be integrated into the TRW structure.

(i) YEARS ENDED JANUARY 31, 1999 and 1998, and the six months ended January 31, 1997

SALES AND OPERATING PROFIT/(LOSS)

         Sales by origin to third parties and operating profit/(loss) were as follows:

                                                                SALES               TOTAL OPERATING PROFIT/(LOSS)
                                                      --------------------------    -----------------------------
                                                       YEAR ENDED     SIX MONTHS     YEAR ENDED        SIX MONTHS
                                                       JANUARY 31       ENDED        JANUARY 31          ENDED
                                                      -------------   JANUARY 31    -------------      JANUARY 31
                                                      1999     1998       1997      1999     1998         1997
                                                      ------  -----   ----------    -----   -----      ----------
                                                                         ((POUND) MILLION)

BY CLASS OF BUSINESS:
Automotive....................................         3,554  3,362        1,578      305     296              (7)
Aerospace.....................................           716    648          243       95      75             (67)
Corporate/other...............................             -      8           20      (50)    (29)            (74)
                                                      ------  -----   ----------    -----   -----      ----------
                                                       4,270  4,018        1,841      350     342            (148)
Discontinued operations - Diesel Engines......            42    663          309       (2)     59              20
                                                      ------  -----   ----------    -----   -----      ----------
                                                       4,312  4,681        2,150      348     401            (128)
                                                      ======  =====   ==========    =====   =====      ==========

BY GEOGRAPHICAL REGION:
United Kingdom................................         1,169  1,226          517       15      70            (211)
North America.................................         1,623  1,552          673      172     139              14
Continental Europe............................         1,182  1,025          541      138     109              36
Rest of World.................................           296    215          110       25      24              13
                                                      ------  -----   ----------    -----   -----      ----------
                                                       4,270  4,018        1,841      350     342            (148)

Discontinued operations - Diesel Engines......            42    663          309       (2)     59              20
                                                      ------  -----   ----------    -----   -----      ----------
                                                       4,312  4,681        2,150      348     401            (128)
                                                      ======  =====   ==========    =====   =====      ==========

         The share of sales and total operating profit of associated undertakings and joint ventures was (pound)129 million (1998 - (pound)134 million, 6 months to January 31, 1997 - (pound)73 million) and (pound)4 million (1998 - (pound) 7 million, 6 months to January 31, 1997 - (pound)3 million), respectively. The results of associated undertakings and joint ventures do not materially affect the results of any of the reported segments.

         Third party export sales from the United Kingdom were (pound)531 million (1998 - (pound)854 million, 6 months to January 31, 1997 - (pound)365 million).

Inter-segment sales are immaterial.

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

32. ADDITIONAL PRO FORMA SEGMENTAL ANALYSIS (UNAUDITED) (CONTINUED)

SALES BY DESTINATION:

                                                                  YEAR ENDED JANUARY 31                    SIX MONTHS ENDED
                                                  ----------------------------------------------------         JANUARY 31
                                                            1999                       1998                       1997
                                                  -------------------------  -------------------------  -------------------------
                                                    ((POUND) MILLION) (%)      ((POUND) MILLION) (%)      ((POUND) MILLION) (%)
SALES:
United Kingdom....................................           802       19               821       18               401       19
                                                           -----      ---             -----      ---             -----      ---
Continental Europe:
  France..........................................           519       12               440        9               212       10
  Germany.........................................           457       10               410        9               195        9
  Italy...........................................            91        2                96        2                49        2
  Spain...........................................            66        1                57        1                30        1
  Other countries.................................           249        6               244        5               123        6
                                                           -----      ---             -----      ---             -----      ---
    Total Continental Europe......................         1,382       31             1,247       26               609       28
North America:....................................
  United States...................................         1,494       35             1,401       30               569       26
  Canada..........................................           214        5               188        4                85        5
Asia..............................................           159        4               179        4                89        4
Rest of World.....................................           219        5               182        4                88        4
                                                           -----      ---             -----      ---             -----      ---
                                                           4,270       99             4,018       86             1,841       86
Discontinued operations--Diesel Engines...........            42        1               663       14               309       14
                                                           -----      ---             -----      ---             -----      ---
                                                           4,312      100             4,681      100             2,150      100
                                                           =====      ===             =====      ===             =====      ===

ASSETS BY SEGMENT:

                                                          JANUARY 31, 1999                  JANUARY 31, 1998
                                                    ------------------------------    -----------------------------
                                                                       NET                                 NET
                                                       TOTAL         OPERATING            TOTAL         OPERATING
                                                    ------------  ----------------    -------------  --------------
                                                          ((POUND) MILLION)                 ((POUND) MILLION)
BY CLASS OF BUSINESS:
Automotive........................................     1,845          1,001               1,995             966
Aerospace.........................................       572            258                 446             236
Corporate/other...................................       717           (138)                134            (193)
                                                       -----          -----               -----           -----
                                                       3,134          1,121               2,575           1,009
Unallocated net assets/(liabilities)..............         -            127                   -            (653)
Discontinued operations--Diesel Engines...........         -              -                 374             170
                                                       -----          -----               -----           -----
                                                       3,134          1,248               2,949             526
                                                       =====                              =====
Minority interests................................                      (63)                                (68)
                                                                      -----                               -----
Total shareholders' equity........................                    1,185                                 458
                                                                      =====                               =====

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

32. ADDITIONAL PRO FORMA SEGMENTAL ANALYSIS (UNAUDITED) (CONTINUED)


SALES BY DESTINATION:

                                                          JANUARY 31, 1999                            JANUARY 31, 1998
                                               ---------------------------------------     ---------------------------------------
                                                                                NET                                        NET
                                               NET TANGIBLE      TOTAL       OPERATING     NET TANGIBLE      TOTAL       OPERATING
                                               FIXED ASSETS      ASSETS        ASSETS      FIXED ASSETS      ASSETS       ASSETS
                                               ------------      ------        ------      ------------      ------       ------
                                                                                  ((POUND) MILLION)
BY GEOGRAPHICAL REGION:
United Kingdom ............................         381           1,042           461            386            848          488
North America .............................         408           1,041           175            394            765           61
Continental Europe ........................         330             786           318            302            667          261
Rest of World .............................         108             265           167            114            295          199
                                                 ------          ------        ------         ------         ------       ------
                                                  1,227           3,134         1,121          1,196          2,575        1,009
Unallocated net assets/(liabilities) ......           -               -           127              -              -         (653)
Discontinued operations - Diesel Engines ..           -               -             -            166            374          170
                                                 ------          ------        ------         ------         ------       ------
                                                  1,227           3,134         1,248          1,362          2,949          526
                                                 ======          ======                       ======         ======
Minority interests ........................                                       (63)                                       (68)
                                                                                -----                                     ------
Total shareholder's equity ................                                     1,185                                        458
                                                                                =====                                     ======

CAPITAL EXPENDITURES AND DEPRECIATION:

                                                           YEAR ENDED JANUARY 31                               SIX MONTHS
                                   ----------------------------------------------------------------         ENDED JANUARY 31
                                                1999                              1998                             1997
                                   -----------------------------      -----------------------------    ---------------------------
                                     CAPITAL                            CAPITAL                          CAPITAL
                                   EXPENDITURE      DEPRECIATION      EXPENDITURE      DEPRECIATION    EXPENDITURE    DEPRECIATION
                                   -----------      ------------      -----------      ------------    -----------    ------------
                                                                           ((POUND) MILLION)
Automotive ............               248               144               212               130            96                67
Aerospace .............                28                17                23                18             8                 8
Corporate/other .......                 1                 -                 6                 1             7                15
                                      ---               ---               ---               ---           ---               ---
                                      277               161               241               149           111                90
Discontinued operations
 - Diesel Engines .....                 2                 2                52                18            30                 6
                                      ---               ---               ---               ---           ---               ---
                                      279               163               293               167           141                96
                                      ===               ===               ===               ===           ===               ===

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

32.  ADDITIONAL PRO FORMA SEGMENTAL ANALYSIS (UNAUDITED) (CONTINUED)

(ii) YEAR ENDED JULY 31, 1996

         Sales by origin to third parties and operating profit were as follows:

BY CLASS OF BUSINESS:

                                                    YEAR ENDED JULY 31, 1996
                                       --------------------------------------------------
                                               SALES             TOTAL OPERATING PROFIT
                                       ----------------------   -------------------------
                                                      ((POUND) MILLION)


Automotive............................           2,461                     186
Aerospace.............................             528                      47
                                                 -----                     ---
                                                 2,989                     233
                                                                           ===
Share of associated undertakings......             131
                                                 -----
                                                 3,120
                                                 =====


Inter-segment sales are immaterial.

BY GEOGRAPHIC REGION:

                                                                 YEAR ENDED JULY 31, 1996
                                        -------------------------------------------------------------------------

                                                                   SALES                                  TOTAL
                                        -------------------------------------------------------------   OPERATING
                                              TOTAL            INTER-REGIONAL         EXTERNAL            PROFIT
                                        ----------------    --------------------    ------------        ----------
                                                                      ((POUND) MILLION)

United Kingdom..........................           1,360                    257            1,103                63
Continental Europe......................           1,259                    112            1,147               123
North America...........................             519                     14              505                20
Rest of World...........................             257                     23              234                21
                                                   -----                    ---            -----               ---
                                                   3,395                    406            2,989               227
                                                   =====                    ===
Share of associated undertakings........                                                     131                 6
                                                                                           -----               ---
                                                                                           3,120               233
                                                                                           =====               ===

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

32. ADDITIONAL PRO FORMA SEGMENTAL ANALYSIS (UNAUDITED) (CONTINUED)



BY DESTINATION:

                                                      YEAR ENDED JULY 31, 1996
                                                      ------------------------
                                                      ((POUND)MILLION)     (%)

SALES:
United Kingdom .....................................         887            30
                                                           -----           ---
Continental Europe:
  France ...........................................         448            15
  Germany ..........................................         382            13
  Italy ............................................          93             3
  Spain ............................................          59             2
  Other countries ..................................         227             8
                                                           -----           ---
    Total Continental Europe .......................       1,209            41
North America ......................................         553            18
Rest of World:
  Asia .............................................         209             7
  Central and South America ........................          94             3
  Africa ...........................................          27             1
  Australasia ......................................          10             -
                                                           -----           ---
Total overseas......................................       2,102            70
                                                           -----           ---
                                                           2,989           100
                                                           =====           ===

CAPITAL EXPENDITURE AND DEPRECIATION:

                                               YEAR ENDED JULY 31, 1996
                                         -------------------------------------
                                         CAPITAL EXPENDITURE      DEPRECIATION
                                         -------------------      ------------
                                                   ((POUND)MILLION)

Automotive .............................         126                    85
Aerospace ..............................          22                    18
                                                 ---                   ---
                                                 148                   103
                                                 ===                   ===

33. NEW U.K. ACCOUNTING STANDARDS APPLICABLE TO THE GROUP

    In September 1998, the Accounting Standards Board in the United Kingdom issued Financial Reporting Standard 12 "Provisions, Contingent Liabilities and Contingent Assets" (FRS 12), and Financial Reporting Standard 13 "Derivatives and other Financial Instruments" (FRS 13).

    FRS 12 requires recognition of provisions only where it is more likely than not that there is a legal or constructive obligation arising from past events, and it is probable that there will be an outflow of benefits of an amount that can be reasonably estimated.

    FRS 13 is concerned only with disclosure, with the objective of enabling users to assess the entity's objectives, policies and strategies for holding or issuing financial instruments. The requirements comprise both narrative and numerical disclosures.

    FRS 12 and FRS 13 are effective for accounting periods ending on or after March 23, 1999. LucasVarity will comply with the standards for the year ending January 31, 2000.

    In October 1998, the Accounting Standards Board in the United Kingdom issued Financial Reporting Standard 14 "Earnings per Share" (FRS 14). FRS 14 has limited differences from the preceding U.K. Standard on earnings per share, SSAP 3, principally relating to the calculation and disclosure of diluted earnings per share. FRS 14 is effective for accounting periods ending on or after December 23, 1998, and has been adopted by the Group for the year ending January 31, 1999.

    In March 1999, the Accounting Standards Board in the United Kingdom issued Financial Reporting Standard 15 "Tangible Fixed Assets" (FRS 15). FRS 15 seeks consistency in the initial measurement, valuation and depreciation of fixed assets and in many respects is a codification of best practice. The standard is effective for periods ending on or after March 23, 2000. LucasVarity will comply with the standard for the year ending January 31, 2001.

                                   SCHEDULE II

                    LUCASVARITY PLC AND SUBSIDIARY COMPANIES

                        VALUATION AND QUALIFYING ACCOUNTS

                                                           ADDITIONS
                                  BALANCE AT               CHARGED TO  ARISING ON               BALANCE AT
                                  BEGINNING    EXCHANGE    COSTS AND  ACQUISITIONS/               END OF
DESCRIPTION                       OF PERIOD  DIFFERENCES    EXPENSES   DIVESTMENTS  DEDUCTIONS    PERIOD
------------------------------- ------------ ------------ ----------- ------------- ---------- ------------
                                                            ((POUND) MILLION)
YEAR ENDED JANUARY 31, 1999
Allowance for doubtful accounts       10           --           4          (1)         (3)          10
Reserve for inventory
  obsolescence.................       72           --          15          (9)        (25)          53

YEAR ENDED JANUARY 31, 1998
Allowance for doubtful accounts       14           --           5          --          (9)          10
Reserve for inventory
  obsolescence.................       79           (2)         29          (5)        (29)          72

SIX MONTHS ENDED JANUARY 31,
  1997(i)
Allowance for doubtful accounts       10           --           2           4          (2)          14

YEAR ENDED JULY 31, 1996(i)
Allowance for doubtful accounts        9           --           3          --          (2)          10

(i) Prior period information regarding movements on inventory reserves is not available.